UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                           ☐
Pre-Effective Amendment No.                                                                                                                                          ☐
Post-Effective Amendment No. 189                                                                                                                                 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                                                                                                                ☒

Unified Series Trust
(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300
Indianapolis, Indiana  46208

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s Telephone Number, Including Area Code:       (317) 917-7000

Brian L. Blomquist
President
2960 N. Meridian St., Suite 300
Indianapolis, Indiana  46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO  63101
(314) 552-6295

It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
x60 days after filing pursuant to paragraph (a)(1)
 on (date) pursuant to paragraph (a)(1)
 75 days after filing pursuant to paragraph (a)(2)
 on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate check this box:
 this post-effective amendment designates a new effective date for a previously filed post-effective amendment

LEEB FUNDS

Prospectus

June 30, 2011

Leeb Focus Fund (LCMFX)

Leeb Resources Fund
Class A ( LCMRX )

8 West 40th Street, 19th Floor
New York, NY 10018

(866) 400-5332

www.leebfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

SUMMARY SECTION – LEEB FOCUS FUND

Investment Objective

The investment objective of the Leeb Focus Fund (the “Focus Fund” or the “Fund”) is long-term capital appreciation, consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Focus Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)                            2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                                                                                                                    0.85%
Distribution (12b-1) Fees                                                                                                                                       NONE
Other Expenses                                                                                                                                                        1.69%
Acquired Fund Fees and Expenses                                                                                                                         0.04%
Total Annual Fund Operating Expenses                                                                                                                2.58%
Fee Waiver/Expense Reimbursement1                                                                                                                (1.04%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)                              1.54%

1 The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses , do not exceed 1.50% of the Fund’s average daily net assets through June 30 , 2012, subject the adviser’s right to recoup reimbursements on a rolling three - year basis so long as the reimbursement would not exceed the 1.50% expense cap.  This expense cap may not be terminated prior to June 30, 2012 except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.   The Example reflects the Adviser's agreement to waive fees and/or reimburse Fund expenses for one year only .  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year         3 years               5 years         10 years
                      $157          $704                  $1,277          $2,837

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 70.04% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of large capitalization companies.  Rather than just mirroring the market, the Fund’ s adviser, Leeb Capital Management, Inc. (the “Adviser”), focuses on finding stocks that appear capable of sustaining high growth rates and that are selling at attractive prices relative to their potential for growth.

The Fund’s Adviser has developed a disciplined investment process.  The Adviser conducts ongoing research into significant trends and developments in the economy, global markets, industries, science and politics.  The Adviser’s stock selection process typically begins with the S&P® 500 Index, but may also include other companies that appear to meet the Adviser’s criteria even if such companies are not included in the Index.  After identifying sectors that the Adviser believes are likely to grow faster than the overall market as represented by the Index, the Adviser performs fundamental analysis to find stocks within each market sector that the Adviser projects will have strong growth, a competitive edge, represent an undervalued opportunity, and provide diversification across various market sectors.

The Adviser will focus on its best ideas, which means that the Fund may invest in a portfolio of as few as 25 companies.  The Adviser will attempt to diversify the Fund’s investments in U.S. and foreign large-capitalization companies among several market sectors.  The Adviser considers large-capitalization companies to be those with market capitalizations of at least $3.5 billion.  The Fund may invest in equity securities of foreign companies, typically through the use of depositary receipts such as American Depositary Receipts, which may be sponsored or unsponsored. The Fund may also invest directly in foreign securities listed on U.S. exchanges or markets.

From time to time, the Fund may invest up to 20% of its assets in small- and mid-capitalization companies. The Fund may invest a portion of its assets in other investment companies, including open end mutual funds and exchange-traded funds (“ETFs”), that invest primarily in equity securities, fixed income securities, government securities, and commodities, and these underlying funds may engage in derivative transactions.

In an attempt to shelter the Fund’s portfolio from declines in equity markets, the Fund’s Adviser from time to time may invest a portion of the Fund’s portfolio in zero coupon bonds. These securities make no periodic payments of interest, but instead trade at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The Adviser does not purchase zero coupon bonds with the intent to hold them to maturity. Rather, the Adviser’s research indicates that during periods of economic turbulence and/or declining equity markets, zero coupon bonds offer an alternate source of capital appreciation.

Additionally, during periods when the Adviser forecasts continued or rising inflation or to capitalize on rising commodity-specific prices, the Adviser may invest in exchange-traded funds (ETFs) linked to commodities such as gold, silver, oil or agricultural products, or a commodity index. A typical commodity-related ETF may seek to achieve economic exposure to commodity prices through direct investment in a commodity, such as gold bullion; by investing in derivative instruments or contracts linked to specific commodities or indices; or by investing in the securities of issuers who are primarily engaged in production of specific commodities. The Adviser’s research suggests that commodity-related investments offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

•
General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•
Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•
Growth Risk.  To the extent that the Fund invests in companies that appear to be growth-oriented, the Adviser’s perceptions of a company’s growth potential may be wrong, or the securities purchased may not perform as expected, causing losses to the Fund.

•
Value Risk.  The market may not agree with the Adviser’s determination that a stock is undervalued and the stock’s price may not rise to what the Adviser believes is its full value.  The stock may even decrease in value.

•
Company Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.  The value of an individual company can be more volatile than the market as a whole.

•
Risks of Other Investment Companies.  When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the fact that its shares may trade at a market price above or below its net asset value or an active market may not develop.

•
Commodities-Related Securities.  The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-related ETFs. In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. The demand and supply for these commodities may fluctuate widely.   Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•
Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•
Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•	Sector Risk. From time to time, the Fund may have overweighted positions in particular market sectors, which can be more volatile or underperform relative to the market as a whole.
•
Fixed Income Risk.  Fixed income securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. The Fund’s investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities. Zero coupon bonds do not pay current income, are sensitive to changes in interest rates and/or interest rate expectations, and exhibit greater price volatility than ordinary coupon-paying bonds.

•
Portfolio Turnover Risk.  The Fund may experience a high rate of portfolio turnover.  A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders.  High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•
Derivatives Risk.  The Fund invests in other investment companies, such as an ETF, that may buy or sell a variety of “derivative” instruments (for example, options, futures or index-based instruments) in order to gain exposure to particular securities or markets, in connection with hedging transactions and to increase total return.  The use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year.  The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Fund.  Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:                                           4th Quarter, 2010, 14.30%
Worst Quarter:                                           4th Quarter, 2008, -23.89%

Average Annual Total Returns (for the periods ended December 31, 2010)

	One Year	Since Inception (12/26/2006)
The Fund
Return Before Taxes	16.44%	1.99%
Return After Taxes on Distributions	16.43%	1.78%
Return After Taxes on Distributions and Sale of Fund Shares	10.68%	1.58%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.09%	-0.68%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	16.71%	2.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (866) 400-5332, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.leebfocusfund.com.

Portfolio Management

Investment Adviser – Leeb Capital Management, Inc.

Portfolio Managers – The following portfolio managers, each a member of the Adviser’s Investment Committee, have been jointly responsible for the day-to-day management of the Fund since its inception in 2006.

•	Stephen Leeb, PhD.; Chief Investment Officer, Chief Compliance Officer, Chairman of the Investment Committee and Senior Portfolio Manager of the Adviser
•	Genia Turanova, CFA; Portfolio Manager of the Adviser
•	David A. Sandell, CFA; Portfolio Manager and Head Trader of the Adviser
•	Gregory Dorsey; Portfolio Manager of the Adviser

For important information about buying and selling Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Additional Summary Information.”

SUMMARY SECTION – LEEB RESOURCES FUND

Investment Objective

The investment objective of the Leeb Resources Fund (the “Resources Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled “Account Information” on page 24 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, as applicable)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution (12b-1) Fees	0.25%
Other Expenses1	0.65%
Acquired Fund Fees and Expenses1	0.04%
Total Annual Fund Operating Expenses	2.04%
Fee Waiver/Expense Reimbursement2	(0. 00%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	2.04%

1 Based on estimated amounts for the initial fiscal period.
2 The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses , excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses, do not exceed 1.75% of the Fund’s average daily net assets through June 30 , 2012, subject the adviser’s right to recoup reimbursements on a rolling three - year basis so long as the reimbursement would not exceed the 1.75% expense cap.  This expense cap may not be terminated prior to June 30, 2012 except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.   This Example reflects the Adviser’s agreement to waive fees and/or reimburse expenses for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 year               3 years

$697                    $1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Resources Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes)  in the equity securities of resource companies.  “Resource companies” in which the Fund may invest are U.S. and foreign companies engaged in the natural resources industry, including the exploration, production, mining, processing, refining, transportation, storage, and marketing of natural resources and/or alternative energy or conservation-related activities, as well as master limited partnerships, royalty and income trusts, and other investment companies, including open- and closed-end funds and exchange-traded funds (ETFs), that invest primarily in companies engaged in the natural resources industry, and/or alternative energy or conservation-related activities, or that are linked to commodities, such as gold, silver, oil or agricultural products, or a commodities index.  As a result of its investment policy, the Fund will concentrate its investments in the natural resources industry.   The Fund typically focuses on companies included in the energy and basic materials sectors of the natural resources industry.

Equity securities in which the Fund may invest include common stocks of resource companies of any market capitalization, securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants), and exchange-traded notes. The Fund may invest in foreign companies, including companies that operate in developing or emerging countries, directly or through American Depositary Receipts , which are stocks that trade on a U.S. Exchange but that represent a certain number of shares of a foreign corporation.

In selecting equity securities for the Fund’s portfolio, the Adviser screens a universe of more than 1,000 U.S. and foreign resource companies with market capitalizations greater than $250 million, and a projected Price/Earnings to Growth (PEG) ratio less than that of the S&P 500© Index.  From the resulting watch list of approximately 75 to 100 companies, the Adviser selects approximately 30-40 equity securities for the Fund’s portfolio, using a rigorous fundamental research process that focuses on the following factors:

•Dominant & Competitive Analysis – The Adviser seeks to identify companies with strong franchises that are dominant in their sector or industry.
•Growth Factors – The Adviser seeks growth companies, which it identifies as those with earnings per share (EPS) rates in excess of those of its peer group.
•Company & Quality Analysis – When analyzing a company, the Adviser assesses its overall financial strength and evaluates a company’s management.

When the Adviser forecasts continued or rising inflation, or to capitalize on rising commodity-specific prices, the Fund may invest in ETFs linked to commodities such as gold, silver, oil or agricultural products, or a commodity index .  When selecting ETFs for the Fund’s portfolio, the Adviser looks for those that offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets.

The Fund may invest up to 20% of its portfolio in equity securities of companies other than resource companies, short- and medium-term fixed income securities rated at least investment grade or determined to be investment grade by the Adviser, and cash or money market instruments. In an attempt to shelter the Fund’s portfolio from declines in equity markets, the Adviser may invest a portion of the Fund’s assets in zero coupon bonds. The Adviser does not intend to hold zero coupon bonds to maturity, but rather purchases them as a means to provide an alternate source of capital appreciation.

The Adviser may sell a portfolio security to the extent that the Adviser determines that it has become over-priced or the price depreciates, or it could be replaced with a security that offers a better risk/reward opportunity, or if changes occur that affect a company’s fundamentals and its future growth prospects appear weak.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you could lose money.  Below are some of the specific risks of investing in the Fund.

•
Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The equity securities purchased by the Fund may not rise to the value anticipated by the Adviser and may even decline in value.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Natural Resources Risks. Natural resources companies are subject to risks specific to the industry they serve. Risks inherent in the energy and materials businesses include the following:
o	Commodity Price Risk. Processing, exploration and production, and mining companies may be directly affected by energy commodity prices, which can be volatile.
o
Availability Risk.  The profitability of energy companies, particularly processing and pipeline companies, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing.

o
Demand Risk.  A sustained decline in demand for natural resources, such as crude oil, natural gas, refined petroleum products, base and precious metals, could adversely affect companies’ revenues and cash flows.

o
Depletion Risk.  A company’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on the company if the reserves are not replaced.

o
Third-Party Risks.  Natural resources companies may be dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs due to high costs or reduced availability can adversely impact such companies.

o
Capital Risk.  Natural resources companies employ a variety of means of increasing cash flow, including raising capital, increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts.  Thus, some companies may be subject to risk factors arising from lack of capitalization and their specific business strategies.  Companies that require additional capital may be unable to locate sufficient capital on terms that are commercially feasible or advantageous and as a result, the companies may be required to modify their growth and operating plans.

o
Regulatory Risks.  The profitability of companies could be adversely affected by changes in the regulatory environment.  Laws that provide for civil as well as regulatory remediation add to the potential exposure a natural resources company may face.

o
Weather Risk.  Extreme weather patterns, such as hurricanes, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests.  This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

o
Interest Rate Risk.  A rising interest rate environment could adversely impact the performance of energy-related companies.  Rising interest rates also may increase a company’s cost of capital, which could limit growth from acquisition/expansion projects.

o	Terrorism Risk. The threat of terrorism and related military activity likely would increase volatility for prices in natural gas and oil and could affect the market for these products.
o
Environmental Risk.  There is an inherent risk that companies in the energy and mining sectors may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  Moreover, the possibility exists that additional or stricter laws, regulations or enforcement policies could significantly increase the compliance costs and the cost of any remediation that may become necessary.  Costs of compliance or remediation of environmental damages incurred by energy sector companies may not be recoverable and may increase over time if stricter environmental laws are enacted.  Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.  Certain environmental laws and regulations impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released.  Energy companies may be subject to increased liability for environmental contamination in the future. Future measures to reduce emissions of “greenhouse gases” could result in increased costs to certain companies in which the Fund may invest and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

•
Growth Risk.   If the Adviser’s perception of a company’s growth potential is incorrect, the securities purchased may not perform as expected, which may reduce the Fund’s return. Because of their perceived growth potential, growth stocks typically sell at higher price to earnings multiples than non-growth stocks.  Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and of the broader economic picture.

•
Concentration Risk.  To the extent that the Fund concentrates its investments in the natural resources industry, particularly the energy and basic materials sectors , the Fund’s shares will be subject to adverse market conditions, increased competition, and legislative or regulatory changes affecting these sectors .

•
Commodities Risk.  Investments by the Fund (or underlying funds) in precious metals, gold, steel, metal, and other commodities may subject the Fund to greater volatility.  The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements (such as changes in the demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates or inflation rates, changes in investor expectations concerning interest rates or inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds.  In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. The demand and supply for these commodities may fluctuate widely.  Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•
Small and Mid Cap Risks.  Securities of companies with small- and mid- market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•
Management Risk. The Adviser’s judgments about the attractiveness, growth prospects and value of a particular security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

•
Risks of Other Investment Companies.  When the Fund invests in other investment companies, including open- and closed-end funds and ETFs, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the possibility that the market price of an ETF’s shares may trade above or below its net asset value or an active market may not develop.

•
MLP Risks.  Master limited partnerships (MLPs) have risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.   MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio.

•
Company Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.  The value of an individual company can be more volatile than the market as a whole.

•
Foreign Securities Risk.  Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  These risks may be heightened in connection with investments in emerging or developing countries.  Canadian income and royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. The trusts typically have no physical operations and no management or employees. Canadian income and royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs as described above under “MLP Risks”.

•
Fixed Income Risk .  F ixed income securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. The Fund’s investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.   When the Fund invests in zero coupon bonds, the value of your investment in the Fund will be sensitive to changes in interest rates and/or interest rate expectations.  The market value of zero coupon bonds will exhibit greater price volatility than ordinary coupon-paying bonds.

Performance

The Fund has only recently commenced operations ; therefore it has no track record.

Portfolio Management

Investment Adviser – Leeb Capital Management, Inc.

Portfolio Managers – The following portfolio managers, each a member of the Adviser’s Investment Committee, have been responsible for the day-to-day management of the Fund since its inception.
•	Stephen Leeb, PhD.; Chief Investment Officer, Chairman of the Investment Committee , Chief Compliance Officer, and Senior Portfolio Manager of the Adviser
•	Genia Turanova, CFA; Portfolio Manager of the Adviser
•	David A. Sandell, CFA; Portfolio Manager and Head Trader of the Adviser
•	Gregory Dorsey; Portfolio Manager of the Adviser

ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Minimum Initial Investment                                               To Place Buy or Sell Orders
$2,500                                                                                     By Mail:  Leeb Funds
($1,000 for retirement accounts)                                         c/o:  Huntington Asset Services, Inc.
                                                                                                 P.O. Box 6110
Minimum Subsequent Investment                                      Indianapolis, IN  46206
$250
                                                                                                By Phone:  (866) 400-5332

You may sell or redeem shares through your dealer or financial advisor.  Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

Each Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FOCUS FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Focus Fund

The Fund invests primarily in equity securities of large capitalization companies.  Rather than just mirroring the market, the Fund’s Adviser focuses on finding stocks that appear capable of sustaining high growth rates and that are selling at attractive prices relative to their potential for growth.

The Fund’s Adviser has developed a disciplined investment process.  The Adviser conducts ongoing research into significant trends and developments in the economy, global markets, industries, science and politics.  The Adviser’s stock selection process typically begins with the S&P® 500 Index, which is a diversified universe of established, large-capitalization U.S. companies, but may also include other companies that appear to meet the Adviser’s criteria even if such companies are not included in the Index.  After identifying sectors that the Adviser believes are likely to grow faster than the overall market as represented by the S&P 500® Index, the Adviser performs fundamental analysis to find stocks within each sector that meet the following criteria:

Strong Growth.   The Fund seeks to invest in companies that the Adviser projects will have three- to five-year growth rates in excess of the average of the market’s and/or the companies’ respective sectors.

Competitive Edge.  The Fund seeks to invest in companies with a competitive edge, either because they are market leaders, and/or they have dominant positions within their industries.  The Adviser believes these companies generally offer greater predictability of sales, future earnings and growth rates and that they offer the potential for more stable and consistent returns.

Undervalued Opportunities.  The Adviser looks for companies whose stocks are selling at an attractive price, which the Adviser defines as those companies that have a price to earnings divided by estimated growth (PEG) ratio that is less than the market’s.  The Adviser believes that a relatively low PEG ratio indicates that a company’s growth prospects are not fully reflected in the stock’s current price and, thus, the stock is selling at a discount to its true value and prospects.  In addition to seeking growth companies at a reasonable price, the Adviser also looks for companies with proven management and sound financial statements.

Diversification .   The Fund will diversify its portfolio across the market sectors selected by the Adviser.  The Fund may diversify into sectors that potentially offer some protection when inflation, deflation or other circumstances adverse to the market arise.

The Adviser will focus on its best ideas, which means that the Fund may invest in a portfolio of as few as 25 companies.  As described above, however, the Adviser will attempt to diversify the Fund’s investments in U.S. and foreign large-capitalization companies among several market sectors.  The Adviser considers large-capitalization companies to be those with market capitalizations of at least $3.5 billion.  The Fund may invest in equity securities of foreign companies, typically through the use of depositary receipts such as American Depository Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security.  ADRs may be sponsored or unsponsored.  The Fund may also invest directly in foreign securities listed on U.S. exchanges or markets.

From time to time, the Fund may invest up to 20% of its assets in small- and mid-capitalization companies if the Adviser’s research indicates that these companies represent true leaders in their market sectors and satisfy the Adviser’s other investment criteria.  The Fund may invest a portion of its assets in other investment companies, including open end mutual funds and exchange-traded funds (“ETFs”), that invest in equity securities, fixed income securities, government securities, and commodities, and these underlying funds may engage in derivative transactions.

In an attempt to shelter the Fund’s portfolio from declines in equity markets, the Fund’s Adviser from time to time may invest a portion of the Fund’s portfolio in zero coupon bonds.  These securities make no periodic payments of interest, but instead trade at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The Adviser does not purchase zero coupon bonds with the intent to hold them to maturity.  Rather, the Adviser’s research indicates that during periods of economic turbulence and/or declining equity markets, zero coupon bonds offer an alternate source of capital appreciation.

Additionally, during periods when the Adviser forecasts continued or rising inflation or to capitalize on rising commodity-specific prices, the Adviser may invest in exchange traded funds (ETFs) linked to commodities such as gold, silver, oil or agricultural products, or a commodity index.  A typical commodity-related ETF may seek to achieve economic exposure to commodity prices through direct investment in a commodity, such as gold bullion; by investing in derivative instruments or contracts linked to specific commodities or indices; or by investing in the securities of issuers who are primarily engaged in production of specific commodities.  The Adviser’s research suggests that commodity-related investments offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets.

The majority of the Adviser’s research is generated in-house, while the remaining portion comes from outside sources such as other investment firms. All of these sources help to augment the Adviser’s research efforts and to assist portfolio managers in arriving at earnings and growth estimates and expectations.

Sell Discipline

There are three main conditions under which the Adviser typically sells securities:

•	If the Adviser foresees a major change in the economic environment, such as the start of a new trend in interest rates or inflation, that warrants a different asset mix.
•	If a security fails to live up to the Adviser’s expectations.
•	If a security meets the Adviser’s performance expectations (or the Adviser determines that further upside potential is limited).

From time to time, the Adviser’s investment strategy may involve frequent buying and selling of portfolio securities to rebalance the Fund’s exposure to various market sectors.  During such times, the Fund may experience a high portfolio turnover rate, the effects of which are described under “Principal Risks of Investing in the Fund – Portfolio Turnover Risk.”

Principal Risks of Investing in the Focus Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

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Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The equity securities purchased by the Fund may involve large price swings and potential for loss.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

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Growth Risk.  If the Adviser’s perception of a company’s growth potential is incorrect, the securities purchased may not perform as expected, which may reduce the Fund’s return. Because of their perceived growth potential, growth stocks typically sell at higher price to earnings multiples than non-growth stocks.  Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and of the broader economic picture.

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Value Risk.  The determination that a stock is undervalued is subjective.  The market may not agree with the Adviser’s determination and the stock’s price may not rise to what the Adviser believes is its full value.  The stock may even decrease in value.

•
Company Risk.  The net asset value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.  The value of an individual company’s shares can be more volatile than the market as a whole. Because the Fund invests in a limited number of companies, the performance of an individual company in the Fund’s portfolio generally will tend to have a greater effect on the Fund’s overall returns than if the Fund were invested in a greater number of securities.

•	Other Investment Company Securities Risks.
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Generally. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

o
ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Commodities-Related Securities.  The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-related ETFs. In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. Therefore, these securities are “commodity-linked” or “commodity-related.” Also, the Fund, or the commodity-related ETFs in which the Fund invests, may hold derivative instruments such as debt securities, sometimes referred to as commodity-linked structured notes, the principal and/or coupon payments of which are linked to the value of an individual commodity, or the performance of commodity indices. At the maturity of the commodity-linked structured notes, the ETF and the Fund, directly or through its investment in the ETF, may receive more or less principal than it originally invested. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity-related ETFs may use derivative instruments, such as futures, options, swaps and structured notes, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

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Foreign Risk.  Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers.  Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

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Small and Medium Cap Company Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies.  Many of these companies are young and have a limited track record.  Their securities may trade less frequently and in more limited volume than those of more mature companies.  As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks.  Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.  It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

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Sector Risk.  From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies that impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding.

•	Fixed Income Risks.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

         Interest Rate Risk.  As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease.  A nominal interest rate is the sum of a real interest rate and an expected inflation rate.  Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Government Securities Risk.  It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law.  If a U.S. Government agency or instrumentality in which the Fund (or underlying fund) invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall.  Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued nor guaranteed by the U.S. Government.  The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund (or an underlying fund) does not imply that the Fund’s (or underlying fund’s) shares are guaranteed or that the price of such shares will not fluctuate.

Zero Coupon Risk. When the Fund invests in zero coupon bonds, the value of your investment in the Fund will be sensitive to changes in interest rates and/or interest rate expectations.  The market value of zero coupon bonds will exhibit greater price volatility than ordinary coupon-paying bonds because a zero coupon bond will have a longer effective maturity and duration than an ordinary coupon-paying bond of the same maturity.  In general, because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.  Additionally, long-term zero coupon bonds are generally more sensitive to interest rate changes than short-term zero coupon bonds.  If the Adviser’s assessment of the direction of interest rates is incorrect, it is likely that the Fund will experience losses from its holdings in zero coupon bonds.

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Portfolio Turnover Risk.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Buying and selling securities could result in payment by shareholders of an ordinary income tax on short-term capital gains or a tax on long-term capital gains. The Fund cannot accurately predict future annual portfolio turnover rates.  Portfolio turnover rates may vary substantially from year to year because portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual securities, warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

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Derivatives Risk.  To the extent that the Fund invests in another investment company, such as an ETF, that engages in derivative transactions, the underlying fund’s investments in derivatives will expose the Fund to various risks.  The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets.  For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in an underlying fund losing more than the amount invested in the derivative instrument in the first place.  There is also risk that the advisor of an underlying fund could be incorrect in its expectations about the direction or extent of movement of various markets.  In addition, while the principal purpose of derivative instruments used for hedging is to limit the effects of adverse market movements, the expenses involved may cause an underlying fund’s return to be less than if hedging had not taken place.  Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Is the Focus Fund right for you?

The Focus Fund may be suitable for:

•	Long-term investors seeking long-term capital appreciation
•	Investors who can tolerate the risks associated with investing in common stocks

ADDITIONAL INFORMATION ABOUT THE RESOURCES FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Resources Fund

Under normal circumstances, the Resources Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes)   in the equity securities of resource companies.  “Resource companies” in which the Fund may invest are U.S. and foreign companies engaged in the natural resources industry, including the exploration, production, mining, processing, refining, transportation, storage, and marketing of natural resources and/or alternative energy or conservation-related activities, as well as master limited partnerships, royalty and income trusts, and other investment companies, including open- and closed-end funds and exchange-traded funds (ETFs), that invest primarily in companies engaged in the natural resources industry, and/or alternative energy or conservation-related activities, or that are linked to commodities, such as gold, silver, oil or agricultural products, or a commodities index.  As a result of its investment policy, the Fund will concentrate its investments in the natural resources industry.   The Fund typically focuses on companies included in the energy and basic materials sectors of the natural resources industry .

Equity securities in which the Fund may invest include common stocks of resource companies of any market capitalization, securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants), and exchange-traded notes. The Fund may invest in foreign companies, including companies that operate in developing or emerging countries, directly or through American Depositary Receipts, which are stocks that trade on a U.S. Exchange but that represent a certain number of shares of a foreign corporation.

The Fund’s adviser, Leeb Capital Management, Inc. (the “Adviser”), believes that the global economy is in the midst of an era of global resource and energy shortages and unprecedented inflationary pressures.  Energy and other resources, including base and precious metals, are in great demand from developing and developed nations.  The developing nations are industrializing at breakneck speeds, and rising global populations are straining food supplies, driving costs for fertilizers higher, and using up limited clean water supplies.  These forces combine to push energy and other resource costs higher.  In the past, sharply rising energy costs have led to high unemployment, high inflation and economic recession.  The Adviser believes that to the extent that the U.S. dollar depreciates and energy cost inflation soars, demand will increase for natural resources, along with demand for alternative energy sources.

In selecting equity securities for the Fund’s portfolio, the Adviser starts by reviewing U.S. and foreign resource companies engaged in the natural resources industry, including those listed on the S&P 500© GICS Energy Sector Index, the Philadelphia Gold & Silver© Index, energy and natural resources sector ETFs, ETFs linked to commodities such as gold, silver, oil or agricultural products, or a commodity index; and companies engaged in alternative energy or conservation-related activities.  This universe of over 1,000 companies is then screened for market capitalization greater than $250 million, and a projected Price/Earnings to Growth (PEG) ratio less than that of the S&P 500© Index.  The PEG is an indicator of a stock’s potential value.  A lower PEG means that the stock is more undervalued.  The resulting watch list of approximately 75 to 100 companies is further reduced by the Adviser, using a rigorous fundamental research process described below, to select approximately 30-40 equity securities for the Fund’s portfolio.  The Adviser’s analysis focuses on the following factors:

•           Dominant & Competitive Analysis – The Adviser seeks to identify companies with strong franchises that are dominant in their sector or industry, since dominant companies tend to be less affected by changes in an industry than other players in the market.  The following factors are evaluated to determine a company’s dominance and relative competitive position: market-share analysis, differentiation of product/services, industry trends and competitor analysis, sustainability, and financial strength.

•           Growth Factors – The Adviser seeks growth companies, which it identifies as those with earnings per share (EPS) rates in excess of those of its peer group.  EPS is the portion of a company’s profit allocated to each outstanding share of stock and it serves as an indicator of a company’s profitability.  For companies involved in producing energy, materials or precious metals, the Adviser looks for a visible production growth profile, and then seeks to determine whether the stock is trading at a reasonable price.

•           Company & Quality Analysis – When analyzing a company, the Adviser assesses its overall financial strength, and reviews factors such as a company’s assets/liabilities, capital structure, financial leverage (debt/equity), operating leverage, free cash flow yield and growth, return on equity, and its debt rating if applicable.  The Adviser also evaluates a company’s management based on its strategic vision, stability, reputation, experience, and operational track record.

The Fund may invest directly in foreign companies, including companies that operate in developing or emerging countries.  The Fund’s investments in foreign securities may include non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

When the Adviser forecasts continued or rising inflation, or to capitalize on rising commodity-specific prices, the Fund may invest in ETFs linked to commodities such as gold, silver, oil or agricultural products, or a commodity index.  A typical commodity-related ETF may seek to achieve economic exposure to commodity prices through direct investment in a commodity, such as gold bullion; by investing in derivative instruments or contracts linked to specific commodities or indices; or by investing in the securities of issuers that are primarily engaged in production of specific commodities.  The Adviser’s research suggests that commodity-related investments offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets.  In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices.  Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

The Fund may invest up to 20% of its portfolio in equity securities of companies other than resource companies, short- and medium-term fixed income securities rated at least investment grade or determined to investment grade by the Adviser, and cash or money market instruments. In an attempt to shelter the Fund’s portfolio from declines in equity markets, the Adviser may invest a portion of the Fund’s assets in zero coupon bonds. These bonds make no periodic payments of interest, but instead trade at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The Adviser does not purchase zero coupon bonds with the intent to hold them to maturity. Rather, the Adviser’s research indicates that during periods of economic turbulence and/or declining equity markets, zero coupon bonds offer an alternate source of capital appreciation.

The Adviser may sell a portfolio security to the extent that the Adviser determines that it has become over-priced or the price depreciates, or it could be replaced with a security that offers a better risk/reward opportunity, or if changes occur that affect a company’s fundamentals and its future growth prospects appear weak.

Principal Risks of Investing in the Resources Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you could lose money.  Below are some of the specific risks of investing in the Fund.

•
Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The equity securities purchased by the Fund may not rise to the value anticipated by the Adviser and may even decline in value.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Natural Resources Risks. Natural resources companies are subject to risks specific to the industry they serve. Risks inherent in the energy and materials businesses include the following:
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Commodity Price Risk.  Processing, exploration and production, and mining companies may be directly affected by energy commodity prices.  The volatility of commodity prices can indirectly affect certain other companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed.

o
Availability Risk.  The profitability of energy companies, particularly processing and pipeline companies, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing.  A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of these companies.

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Demand Risk.  A sustained decline in demand for natural resources, such as crude oil, natural gas and refined petroleum products, and base and precious metals ,could adversely affect companies’ revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as ethanol, hydrogen and bio-fuels.

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Depletion Risk.  A company’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on the company if the reserves are not replaced.

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 Third-Party Risks.  Natural resources companies may be dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs due to high costs or reduced availability can adversely impact such companies.

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Capital Risk.  Natural resources companies employ a variety of means of increasing cash flow, including raising capital, increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts.  Thus, some companies may be subject to construction risk, acquisition risk or other risk factors arising from lack of capitalization and their specific business strategies.  Companies that require additional capital may be unable to locate sufficient capital on terms that are commercially feasible or advantageous and as a result, the companies may be required to modify their growth and operating plans.  A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy industry could reduce the growth rate of cash flows for companies that grow through acquisitions.

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Regulatory Risks.  The profitability of companies could be adversely affected by changes in the regulatory environment.  Most companies’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain assets are constructed, maintained and operated and the prices they may charge for their services.  Such regulation can change over time in scope and intensity.  For example, a particular byproduct of an process may be declared hazardous by a regulatory agency and unexpectedly increase production costs.  Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure a natural resources company may face.

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Weather Risk.  Extreme weather patterns, such as hurricanes, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests.  This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

o
Interest Rate Risk.  A rising interest rate environment could adversely impact the performance of energy-related companies.  Rising interest rates also may increase a company’s cost of capital.  A higher cost of capital could limit growth from acquisition/expansion projects.

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Terrorism Risk.  Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity.  The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for these products.

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Environmental Risk.  There is an inherent risk that companies in the energy and mining sectors may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs and the cost of any remediation that may become necessary.  Companies may not be able to recover these costs from insurance.  Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations.  Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.  Certain environmental statutes and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released.  Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.  Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program, and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.  Energy companies may be subject to increased environmental regulations and increased liability for environmental contamination, which may be enacted in response to the 2010 Deepwater Horizon oil spill. Costs of compliance or remediation of environmental damages incurred by energy sector companies may not be recoverable and may increase over time if stricter environmental laws are enacted.

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Growth Risk.   If the Adviser’s perception of a company’s growth potential is incorrect, the securities purchased may not perform as expected, which may reduce the Fund’s return. Because of their perceived growth potential, growth stocks typically sell at higher price to earnings multiples than non-growth stocks.  Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and of the broader economic picture.

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Concentration Risk.  To the extent that the Fund concentrates its investments in the natural resources industry, particularly the energy and basic materials sectors , the Fund’s shares will be subject to adverse market conditions, increased competition, and legislative or regulatory changes affecting these sectors. Performance in the energy sector is largely driven by the supply and demand for worldwide energy. Energy producers will do very well during times of high oil and gas prices, but will earn less when the value of energy drops.  The energy sector is sensitive to political events, which historically have driven changes in the price of oil.  The basic materials sector is sensitive to changes in the business cycle. Because the sector supplies materials for construction, it depends on a strong economy. This sector is also sensitive to supply and demand fluctuations because the price of raw materials, such as gold or other metals, is largely demand driven.

•
Commodities Risk.  Investments by the Fund (or underlying funds) in precious metals, gold, steel, metal, and other commodities may subject the Fund to greater volatility.  The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements (such as changes in the demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates or inflation rates, changes in investor expectations concerning interest rates or inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds.  In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. The demand and supply for these commodities may fluctuate widely.  Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•
Small and Mid Cap Risks.  Securities of companies with small- and mid- market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•
Management Risk. The Adviser’s judgments about the attractiveness, growth prospects and value of a particular security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

•
Risks of Other Investment Companies.  When the Fund invests in other investment companies, including open- and closed-end funds and ETFs, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the possibility that the market price of an ETF’s shares may trade above or below its net asset value or an active market may not develop.

•
MLP Risks.  Master limited partnerships (MLPs) have risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.   MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio.

•
Company Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.  The value of an individual company can be more volatile than the market as a whole.

•
Foreign Securities Risk.  Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  These risks may be heightened in connection with investments in emerging or developing countries.  Canadian income and royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. The trusts typically have no physical operations and no management or employees. Canadian income and royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs as described above under “MLP Risks”.

•
Fixed Income Risk.  Fixed income securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. The Fund’s investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.  When the Fund invests in zero coupon bonds , the value of your investment in the Fund will be sensitive to changes in interest rates and/or interest rate expectations .  The market value of zero coupon bonds will exhibit greater price volatility than ordinary coupon-paying bonds because a zero coupon bond will have a longer effective maturity and duration than an ordinary coupon-paying bond of the same maturity.  In general, because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.  Additionally, long-term zero coupon bonds are generally more sensitive to interest rate changes than short-term zero coupon bonds.  If the Adviser’s assessment of the direction of interest rates is incorrect, it is likely that the Fund will experience losses from its holdings in zero coupon bonds.

Is the Resources Fund right for you?

The Resources Fund may be suitable for:

•	Investors seeking long-term capital appreciation
•	Investors who can tolerate the risks associated with investing in common stocks

General

The investment objective of each Fund , and the Resources Fund’s policy of investing at least 80% of its net assets in resources companies, are not fundamental polices and may be changed by the Board of Trustees (the “Board”), without a vote of shareholders, upon 60 days’ prior notice.

From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, a Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds or exchange-traded funds that do not meet its investment criteria), short-term investment grade fixed income securities, repurchase agreements, certificates of deposit, bank time deposits, bankers’ acceptances, or commercial paper.  A Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies, or when the Adviser believes that investment opportunities that meet a Fund’s investment criteria are not currently available.  If a Fund invests in shares of another investment company, the shareholders of a Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, a Fund may not achieve its primary investment objective.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

ACCOUNT INFORMATION

How to Buy Shares

Shares of the Funds are available exclusively to U.S. citizens.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Funds reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in each Fund is $2,500 ($1,000 for retirement accounts) and minimum subsequent investments are $250.  The Adviser may, in its sole discretion, waive the minimum investment amounts in connection with investments by individual retirement accounts (IRAs) and in certain other circumstances including, but not limited to, other qualified plans, automatic investment plans and payroll deductions.  Each Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus.  If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

For any investment in the Resources Fund below $1 million, you buy Class A shares at their net asset value per share plus a sales charge, which is up to 5.00% of the offering price, but subject to breakpoints based on the amount of your purchase.  The term “offering price” includes the front-end sales charge.

With respect to the Resources Fund, agents (brokers) of registered broker-dealers will distribute Class A shares, and the Resources Fund will be charged, and your broker will collect, 0.25% of average daily net assets on the amount invested in the Resources Fund.

Sales Charges with Respect to Class A Shares of the Resources Fund
The Resources Fund’s Class A shares are distributed through the broker-dealer community, and are sold at an offering price that includes a sales charge.  If you wish to purchase Class A shares of the Resources Fund, the charge will be levied against the purchase amount, and it will be paid to your broker and the Resources Fund’s distributor.

Sales charge as a percentage of assets invested in the Resources Fund:

Transaction Amount	As a % of the Public Offering Price	As a % of the Net Amount Invested	Dealer Reallowance
Less than $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	1.50%	1.52%	1.25%
$1 million* and up	0.00%	0.00%	0.00%
*
For single purchases, or purchases aggregating $1 million or more, you will not pay an initial sales charge.  The Adviser will pay the authorized broker 1% of the amount invested.  On these purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 12 months of the investment and is paid to the Adviser.

Ways to Reduce or Avoid Paying the Sales Charge Applicable to the Resources Fund

Aggregation of Accounts

If you fit into one of the following categories, then you may aggregate accounts to qualify for a reduced sales charge on Class A shares of the Resources Fund:

•	an individual, his or her spouse, or their children under 21 purchasing for their own account.

•
a trustee or other fiduciary purchasing for a single fiduciary account (including an estate, pension, profit sharing, or employee benefit trust qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”).

•	employee benefit plans of a single employer or affiliated employers.

Letter of Intent
By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

If you establish an LOI with the Resources Fund you can aggregate your accounts as well as the accounts of your spouse and children under 21 years of age.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation
You may combine your new purchase of the Resources Fund’s Class A shares with shares currently owned by yourself, your spouse and your children under 21 years of age for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of Resources Fund Class A shares that you already own (based on the Resources Fund’s offering price of all other Class A shares you own).

If you invest in the Resources Fund’s Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount.  It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints.  You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members’ and other related parties’ accounts, in order to verify your eligibility for a reduced sales charge.  If the Distributor is not notified that you are eligible for a reduced sales charge on your purchase of Resources Fund’s Class A shares, the Distributor will be unable to ensure that the reduction is applied to your account.

Sales Charge Exemptions
If you fit into one of the following categories, you are exempt from the sales charge on the Resources Fund’s Class A shares provided that you and/or your representative notify the Resources Fund in writing at the time of purchase that you are eligible.  Without notification, the Resources Fund is unable to ensure that the reduction is applicable to your account.  You may have to provide information or records to verify eligibility for these exemptions:

•	Shareholders buying direct through the Resources Fund’s distributor without advice of a registered broker;

•
Shareholders buying through select discount platforms and fund supermarkets where the broker/dealers customarily sell mutual funds without sales charges (check with your discount broker/dealer for availability).  Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker/dealer;

•
Trustees, officers and employees of the Resources Fund, the Adviser and their family members and retirement plans (exemption granted to such individuals in order to encourage their investing in the Fund);

•	Registered representatives of FINRA buying for their own account;

•	Discretionary accounts of bank trust departments;

•	Registered investment advisors buying for their clients and themselves; and/or

•	Charities and religious organizations as defined by Section 501(c)(3) of the Code.

Please visit our website, www.leebresourcesfund. com, where we provide free of charge a clear and prominent description of the sales loads and breakpoints on the Resources Fund’s Class A shares.

Deferred Sales Charge

You will pay a deferred sales charge of 1.00% with respect to complete or partial redemption of the Resources Fund’s Class A shares with an aggregate value of $1 million that are sold within one year of purchase.  The deferred sales charge will be based on the lower of original cost or current market value.  Please note that Class A shareholders of the Resources Fund who previously qualified under any of the conditions set forth under the section entitled “Sales Charge Exemptions” will not be assessed the 1% deferred sales charge.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any).  We do not impose a deferred sales charge on the amount of your account value represented by an increase in NAV over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions.  To determine whether the deferred sales charge applies to a redemption, we redeem shares in the following order:

•	Shares that have been held for more than one year following purchase.

•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

•	Shares acquired by reinvestment of dividends and capital gain distributions.

•	Shares that have been held for less than one year following purchase.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount) made payable to the applicable fund.

Mail the application and check to:

U.S. Mail:  Leeb Funds                                                                      Overnight:    Leeb Funds
c/o Huntington Asset Services, Inc.                                                    c/o Huntington Asset Services, Inc.
P.O. Box 6110                                                                                      2960 North Meridian Street
Indianapolis, Indiana 46206-6110                                                      Suite 300
          Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call Shareholder Services at (866) 400-5332 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Huntington Asset Services, Inc., at the above address in order to complete your initial wire purchase.  Wire orders will be accepted only on a day on which the Funds, its custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the applicable Fund.  The purchase price per share will be the net asset value next determined after the wire purchase is received by the applicable Fund.  Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent.  There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

The minimum for additional investments in each Fund is $250.  You may purchase additional shares of a Fund at any time by mail, wire or automatic investment.  Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the applicable Fund

Checks should be sent to the address listed under the heading “Initial Purchase – By Mail” in this prospectus.  To send a bank wire, call Shareholder Services at (866) 400-5332 to obtain instructions.

Automatic Investment Plan

You may make regular investments in each Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check.  Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account.  You may change the amount of your monthly purchase at any time.  If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.  Please contact Shareholder Services at (866) 400-5332 for information regarding opening an IRA or other retirement account.  Please consult with an attorney or tax adviser regarding these plans.  You must pay custodial fees for your IRA by redemption of sufficient shares of the applicable Fund from the IRA unless you pay the fees directly to the IRA custodian.  Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person.  If your check or wire does not clear, you will be responsible for any loss incurred by a Fund.  You may be prohibited or restricted from making future purchases in a Fund.  Checks must be made payable to the applicable Fund.  The Funds and their transfer agent may refuse any purchase order for any reason.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000.  In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).  Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to Funds’ transfer agent.

How to Exchange Shares

You may exchange your shares of a Fund for shares of another Leeb Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (866) 400-5332 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the Net Asset Value (“NAV”) for the sale and the purchase of each applicable Fund calculated on the same day. An exchange results in a sale of shares for federal income tax purposes.  If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (i.e., prior to close of trading on the New York Stock Exchange (“NYSE”) typically 4:00 p.m. Eastern time). Before making an exchange, you should consider the investment objective of the Fund to be purchased.  If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

How to Redeem Shares

You may receive redemption payments by check or federal wire transfer.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption.  A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.  This fee is subject to change.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  The Funds do not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail.  Your request should be addressed to:

U.S. Mail:  Leeb Funds                                                                      Overnight:    Leeb Funds
c/o Huntington Asset Services, Inc.                                                    c/o Huntington Asset Services, Inc.
P.O. Box 6110                                                                                      2960 North Meridian Street
Indianapolis, Indiana 46206-6110                                                      Suite 300
          Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, the account number, the account name(s), the address, and the dollar amount or number of shares you wish to redeem.  Requests to sell shares that are received in good order are processed at the net asset value next calculated after a Fund receives your order in proper form.  To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.  Each Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemption.  Each Fund may also require a signature guarantee for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account.   You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.   Please call Shareholder Services at (866) 400-5332 if you have questions.  At the discretion of a Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account (up to $25,000) in a Fund by calling Shareholder Services at (866) 400-5332. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option.  A Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the Transfer Agent may terminate the telephone redemption procedures at any time.  During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions.  If you are unable to reach the Funds by telephone, you may request redemption by mail.

Funds’ Policy on Market Timing

The Funds discourage market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that it determines is abusive.  This policy generally applies to all shareholders of the Funds.  Huntington Asset Services, Inc. performs automated monitoring of short-term trading activity with respect to the Funds.  Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the Funds’ short term trading policies, then the Funds’ adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short term trading in violation of the Funds’ policies is provided to the Board of Trustees.

The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Focus Fund.  A 2.00% short-term redemption fee will be assessed by the Focus Fund against investment proceeds in connection with a redemption of shares that were purchased within 60 calendar days of such redemption.  Shares received from reinvested distributions or capital gains are not subject to the redemption fee.  After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Focus Fund uses a “first-in, first-out” method to determine the 60-day holding period.  Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies.  The proceeds collected from redemption fees will be retained by the Focus Fund for the benefit of existing shareholders. The Resources Fund imposes a contingent deferred sales charge of 1% on redemptions occurring within 12 months of the investment.

If you invest in the Funds through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees.  Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee.  Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Adviser, due to changes in an investor’s circumstances, such as death.  No exceptions will be granted to persons believed to be “market-timers.”

While the Funds attempt to deter market timing, there is no assurance that a Fund will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary.  Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by such Fund.  Consequently, a Fund may not have knowledge of the identity of investors and their transactions.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner.  Under a federal rule, the Funds are required to have an agreement with Financial Intermediaries obligating the Financial Intermediaries to provide, upon a Fund’s request, information regarding their customers and their transactions in such Fund.  However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place.  Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading.  In addition to the redemption fee with respect to the Focus Fund, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive.  The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

 If you are not certain of the requirements for a redemption please call Shareholder Services at (866) 400-5332.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days.  Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates.  You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent via check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV.  Redemption proceeds that are reinvested are subject to market risk like any other investment in the Funds.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in that Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $2,500, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares to the minimum amount within the 30-day period.  All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s net asset value per share (NAV).  The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday).  The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.  Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.
A Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which such securities are traded.  If market quotations are not readily available, or if a significant event occurs after the close of the trading market but before the calculation of a Fund’s NAV that materially affects the value, the security will be valued by the Adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser according to procedures approved by the Board of Trustees.  Fair valuation also is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders.  However, there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair value upon the sale of a security.  A Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares and, as a result, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions.  Each  Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any net realized capital gains.  These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund.  Each Fund expects that its distributions will consist primarily of net realized capital gains.  Each Fund typically distributes its net long-term capital gains and its net short-term capital gains annually.

Taxes. Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses.  The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as discussed below (including in the table).

The Funds will typically distribute net realized capital gains to its shareholders once a year.  Capital gains are generated when a Fund sells its capital assets for a profit.  Capital gains are taxed differently depending on how long the Fund has held the capital asset sold.  Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares.  If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the applicable Fund.  Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.  A Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account.  Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV.  When reinvested, those amounts are subject to market risk like any other investment in a Fund.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund’s shareholders.  These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction                                                                                      Tax Status

Qualified dividend income                                                                              Generally maximum 15% on non-corporat taxpayers

Net short-term capital gain distributions                                                       Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                                                       Gains taxed at generally maximum 15% on non-corporate taxpayers*
more than one year

Sales of shares(including redemptions) owned  for one year or less          Gains are taxed at the same rate as ordinary income; losses are subject to special rules

                       *For gains realized through December 31, 2012.

Through December 31, 2012, designated dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from that Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met.  However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.  If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds.  If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law).  Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Adviser

Leeb Capital Management, Inc., 8 West 40th Street, 19th Floor, New York, New York 10018, serves as Adviser to the Funds.  The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio.  The Adviser establishes each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Funds’ portfolios and votes any proxies solicited by portfolio companies.  The Adviser has provided investment advisory services to individual and institutional accounts since 1984.  The Adviser is controlled by Stephen Leeb, Ph.D., Chief Investment Officer , Chief Compliance Officer, and Chairman of the Investment Committee of the Adviser.

For its advisory services, the Adviser is entitled to receive an annual fee of 0.85% of the Focus Fund’s average daily net assets and 1.10% of the Resources Fund’s average daily net assets. The Adviser also has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses, do not exceed 1.50% of the average daily net assets with respect to the Focus Fund and 1.75% with respect to the Resources Fund.  The contractual agreement with respect to each Fund is in place through June 30 , 2012.  Any fee waiver and expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.  During the fiscal year ended November 30, 2010, the Adviser waived its entire advisory fee with respect to the Focus Fund and reimbursed certain Fund expenses pursuant to its agreement to cap the Focus Fund’s expenses.   The Resources Fund had not yet commenced operations as of November 30, 2010.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus.  Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.  Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on a Fund’s behalf.  This fee may be based on the number of accounts or may be a percentage of the average value of a Fund’s shareholder accounts for which the Financial Intermediary provides services.  A Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Funds’ transfer agent or other service providers if the shares were purchased directly from the Fund.  To the extent that these fees are not paid by a Fund, the Adviser may pay a fee to Financial Intermediaries for such services.

To the extent that the Adviser pays a fee to a Financial Intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the Financial Intermediary.  Although neither the Funds nor the Adviser pays for the Funds to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Funds may be included.  Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.  Each Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Focus Fund’s management agreement is contained in the Focus Fund’s annual report to shareholders for the fiscal year ended November 30, 2010.   The Resources Fund had not yet commenced operations as of November 30, 2010.  The factors that the Board considered in approving the Resources Fund’s management agreement will be included in the Resources Fund’s first report to shareholders.

Portfolio Managers

The following portfolio managers, each a member of the Adviser’s Investment Committee, are responsible for the day-to-day management of the Funds:  Dr. Stephen Leeb, Chairman of the Investment Committee, Ms. Yevgeniya (Genia) Turanova, Mr. David Sandell and Mr. Gregory Dorsey.   The Chief Investment Officer has the responsibility of setting the Funds’ investment guidelines.  Decisions of the Investment Committee are made by consensus with the Chief Investment Officer making all final determinations.

Stephen Leeb, Ph.D, Chief Investment Officer, Chief Compliance Officer, Chairman of the Investment Committee and Senior Portfolio Manager – Dr. Leeb is a leading authority on the stock market, energy trends and personal finance.  As Leeb Capital Management, Inc.’s Investment Committee Chairman, Dr. Leeb uses a systematic approach to evaluate market trends and make investment decisions.  Dr. Leeb combines his knowledge of macro-economic trends and current market conditions with detailed fundamental research about specific companies he follows in order to guide the Investment Committee’s decisions regarding stocks that are placed in portfolios under the Adviser’s management.  He is responsible for coordinating macro-economic analyses and fundamental research, and, as Chairman of the Investment Committee, has the ultimate authority with respect to purchases and sales in client portfolios.  Dr. Leeb served as the portfolio manager of a registered investment company, the Mega Trends Fund (including its predecessor fund, Leeb Personal Finance investment Trust) from 1991 through the third quarter of 2007.  Dr. Leeb is the author of seven books on investment and financial trends and editor of the monthly financial newsletter, The Complete Investor.  He also serves as Research Chairman for various other publications and investment services.  He was a long-time editor of the Personal Finance financial newsletter.  Dr. Leeb received his B.S. in Economics from the University of Pennsylvania’s Wharton School of Business.  He earned his Master’s degree in Mathematics and Ph.D. in Psychology from the University of Illinois.

Genia Turanova, CFA, Portfolio Manager - Ms. Turanova joined the Adviser in 2001. She provides fundamental research in multiple sectors. Ms. Turanova is also an Associate Editor of The Complete Investor and other Leeb publications.  Prior to joining the Adviser, she was a research analyst with Independence Asset Management, LLC in New York from 1999 to 2001. She received her BS degree in Economics from Kharkiv National University (Ukraine) in 1986, where she later taught. Ms. Turanova earned an MBA in Finance and Investments from the Honors MBA Program at Zicklin School of Business at Baruch College, CUNY in 2000.  Ms. Turanova is a CFA charterholder.

David A. Sandell,CFA, Portfolio Manager and Head Trader – Mr. Sandell began his career with the Adviser in 2004, and provides fundamental research in multiple sectors.  As Head Trader, Mr. Sandell is responsible for trade allocations and trade execution.  He is also responsible for maintaining the firm’s performance composites in compliance with applicable standards.  Mr. Sandell also serves as an Associate Editor of The Complete Investor, and other Leeb publications.  His market observations have been quoted in the media, including Wall Street Journal Radio, Reuters, and Bloomberg TV and Radio.  Mr. Sandell graduated with honors from Washington University in St. Louis in 2004 with a degree in Finance and Psychology.  While at Washington University, Mr. Sandell worked for Morgan Stanley as a sales assistant during summer and other breaks.  Mr. Sandell is a CFA charterholder.

Gregory Dorsey, Portfolio Manager – Mr. Dorsey joined the Adviser in 2004, and provides fundamental research in various sectors.  Mr. Dorsey is also an Associate Editor of The Complete Investor and other Leeb publications.  Prior to joining the Adviser, Mr. Dorsey founded and ran an investment management firm, offering clients customized, tax-efficient portfolio management services.  Earlier in his career, he spent more than a decade as an editor at one of the nation’s leading investment publishers.  His market observations have been quoted in the media, including Barron’s, Investor’s Business Daily, and Money Magazine.  Mr. Dorsey received his BA degree in Economics and International Relations from the University of Delaware in 1986.

The Statement of Additional Information provides the following additional information about the portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Funds.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since the inception of the Focus Fund. Prior to January 31, 2008, the Focus Fund offered two different classes of shares, known as Institutional Class shares and Retail Class shares.  Effective as of January 31, 2008, the Focus Fund no longer offers Retail Class shares, and the former Institutional Class shares were re-designated as shares of the Focus Fund, with no class designation.  The table below contains information regarding the former Institutional Class shares of the Focus Fund.  Certain information reflects financial results for a single share or Institutional Class share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information was audited by Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Focus Funds’ financial statements, is included in the Annual Report to Shareholders, available upon request without charge.

Because the Resources Fund has not yet commenced operations, there are no financial highlights available at this time.

Leeb Focus Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended		Year ended		Year ended		Period ended
	November 30, 2010		November 30, 2009		November 30, 2008		November 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.17		$ 7.53		$ 11.90		$ 10.00
Income from investment operations:
Net investment income	-	(b)	0.03		0.02		0.16
Net realized and unrealized gain (loss)	0.80		1.63		(4.20)		1.75
Total from investment operations	0.80		1.66		(4.18)		1.91

Less Distributions to shareholders:
From net investment income	(0.03)		(0.02)		(0.15)		(0.01)
From net realized gain	-		-		(0.04)		-
Total distributions	(0.03)		(0.02)		(0.19)		(0.01)

Paid in capital from redemption fees	-	(b)	-	(b)	-	(b)	-

Net asset value, end of period	$ 9.94		$ 9.17		$ 7.53		$ 11.90

Total Return (c)	8.76%		22.08%		-35.68%		19.16%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 11,061		$ 12,505		$ 11,539		$ 10,002
Ratio of expenses to average net assets	1.50%		1.50%		1.50%		1.50%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	2.54%		2.54%		2.13%		3.89%	(e)
Ratio of net investment income to
average net assets	(0.03)%		0.42%		0.15%		1.97%	(e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(1.07)%		(0.62)%		(0.48)%		(0.42)%	(e)
Portfolio turnover rate	70.04%		79.23%		114.85%		54.69%

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

APPENDIX
Adviser’s Prior Performance

The data is provided to illustrate the past performance of the Adviser in managing substantially similar private accounts as measured against market indices and does not represent the performance of the Fund.  You should not consider this performance data as an indication of future performance of the Fund.

           The performance information is provided to illustrate the prior performance of the portfolio managers of the Leeb Resources Fund (the “Fund”) in managing the Leeb Peak Resources & Energy Composite (the “Composite”), a composite of private accounts managed by the adviser since 1999.  Because the portfolio managers have managed the Composite using the same methodology that they employ on behalf of the Fund, the performance information may provide some indication of the risks of investing in the Fund by showing changes in the Composite’s performance from year-to-year and by showing how its annual performance results over time compare with the results of a comparable index over time.  Of course, the Composite’s performance is not necessarily an indication of how the Fund will perform.  It should also be noted that the performance was calculated using methods that differ from the methods of mutual fund performance calculation of the Securities and Exchange Commission.

The performance of the Composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund.  The Fund’s returns may be lower because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of the positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for additional purchases, as well as market opportunities and federal regulations regarding mutual funds.  In addition, the Fund’s returns may be lower because the Composite is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the Composite.  The results for different periods may vary.  In addition, the operating expenses incurred by the Composite were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the Composite are higher than they would have been had these additional expenses been incurred by the Composite.

The performance data shown below was calculated by Leeb Capital Management, Inc. ( the “ Adviser ”) in accordance with the Global Investment Performance Standards (GIPS) formulated by the CFA Institute and verified by an independent public accounting firm.  The returns of the Composite were calculated on an average annualized total return basis and include all dividends and interest and realized and unrealized gains and losses.  All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs , and custodial fees paid by the accounts included in the Composite without provision for federal or state income taxes.  Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns.  ACA Beacon Verification has examined the prior performance of the Composite and has set forth its findings in the report contained in this Appendix.

GIPS ® Compliance Verification Statement

Leeb Capital Management, Inc. Issued April 28, 2011

The following report issued by ACA Beacon Verification Services (“ACA Beacon”) is for a firm-wide GIPS Verification of Leeb Capital Management, Inc’s (“Leeb”) claim of compliance with the Global Investment Performance Standards (GIPS) for the period September 30, 2007 through March 31, 2011.

Leeb received a firm-wide GIPS Verification for the period April 1, 1999 through September 30, 2007 from its predecessor verifier. As dictated by the GIPS, we are relying on the work of the predecessor verifier in formulating our opinion. The firm’s composite presentations include returns prior to September 30, 2007 that were verified by the predecessor verifier; however, the scope of our verification is limited to the period September 30, 2007 through March 31, 2011.

We have examined whether Leeb (1) complied with all the composite construction requirements of the GIPS on a firm-wide basis and (2) designed its processes and procedures to calculate and present performance results in compliance with the GIPS for the period September 30, 2007 through March 31, 2011. Leeb’s management is responsible for compliance with the GIPS and the design of the processes and procedures that present the firm’s performance results in accordance with the GIPS. ACA Beacon’s responsibility is to express an opinion on Leeb’s compliance based on its verification procedures.

ACA Beacon has completed this firm-wide GIPS Verification in accordance with the required verification procedures set forth in the GIPS. It is ACA Beacon’s opinion that Leeb has complied with all the composite construction requirements of the GIPS on a firm-wide basis. Furthermore, it is ACA Beacon’s opinion that Leeb’s processes and procedures were designed to calculate and present performance results in compliance with the GIPS for the period September 30, 2007 through March 31, 2011.

In addition to the firm-wide GIPS Verification, ACA Beacon has completed a Performance Examination of the Large Cap Growth, Income & Growth, and Peak Resources and Energy composites maintained by Leeb for the period September 30, 2007 through March 31, 2011. ACA Beacon completed these examinations in accordance with the Performance Examination procedures set forth in the GIPS. It is ACA Beacon’s opinion that the performance results of these composites for the period September 30, 2007 through March 31, 2011, are presented, in all material respects, in conformity with the GIPS.

This report of the referenced Performance Examinations does not relate to any particular composite presentation of Leeb other than the aforementioned composites.

ACA Beacon Verification Services

Leeb Capital Management (LCM) Performance Results: Peak Resources and Energy Composite August 1, 2005 through March 31, 2011

Year	Total Return (Gross)	Total Return (Net of Fees)	Benchmark Return	Composite 3- Year St Dev 14	Benchmark 3-Year St Dev 14	Number of Accounts	Composite Dispersion	Composite Assets (US$ mil)	Total P.R.E.P. Assets (US$ mil)	% of P.R.E.P. Assets in Composite	Composite Assets as % of Firm assets	Total Firm Assets (US$ mil)
2005 12	8.7%	7.8%	3.60%	-	-	17	-	$4.6	$4.6	100.0%	3.1%	$148.2
2006	12.3%	10.1%	24.2%	-	-	38	0.5%	$7.7	$7.8	99.0%	5.2%	$148.0
2007	45.6%	42.8%	34.4%	-	-	42	0.7%	$11.6	$11.6	100.0%	7.4%	$157.1
2008	-44.9%	-46.1%	-33.6%	28.9%	25.0%	33	0.6%	$5.9	$8.0	73.8%	5.4%	$110.4
2009	37.5%	34.8%	37.5%	31.5%	27.1%	39	0.4%	$7.4	$8.3	90.0%	6.3%	$117.3
2010	42.7%	39.9%	23.9%	33.0%	28.8%	34	0.4%	$7.4	$8.1	90.9%	6.2%	$119.4
2011 12	7.0%	6.5%	12.8%	-	-	37	-	$8.7	$9.0	96.3%	7.0%	$124.9

Leeb Capital Management (“LCM”) claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared this report in compliance with the GIPS Standards. LCM has been independently verified for the periods 4/1/99 through 3 /31/ 11 2 . Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The P.R.E.P. Composite has been examined for the periods 4/1/99 - 3 /31/ 11. The verification and performance examination reports are available upon request.

Notes:

1.)
Leeb Capital Management ("LCM") is a registered investment advisor with the Securities and Exchange Commission. Prior to 2001, the firm was doing business as Money Growth Institute. Leeb Capital Management provides equity money management to retail and institutional investors. LCM’s Peak Resources and Energy Composite (“Composite”) represents all fee-paying accounts with assets greater than $100,000 that are managed in accordance with LCM's Peak Resources and Energy Portfolio (P.R.E.P.). This strategy invests in securities and is managed with an emphasis on capital appreciation. The P.R.E.P. strategy offers clients a diversified portfolio of energy-related companies and hedges. The portfolio will include investments in the following: oil, natural gas, coal, shale/tar sands as well as alternative/renewable energies, i.e. wind, solar, and nuclear. Further, the portfolio aims to hedge against both inflation and deflation through investment in precious metals, including: gold, silver, and platinum.

2.)
The Composite was created as of July 31, 2005 which coincides with the inception of this strategy. A complete list and description of LCM’s composites is available upon request. For the period of April 1, 1999 through September 30, 2007, results have been verified by Ashland Partners and Company LLP. For the period October 1, 2007 through March 31, 2011 , LCM has been verified by ACA Verification Services , LLC . A copy of the verification report is available upon request. Additional information regarding the firm's policies and procedures for valuing portfolios, calculating and reporting performance results as well as preparing compliant presentations are available upon request.

3.)
Prior to April 1, 2008 the Composite was known as the Global Power and Energy Composite. The change in name was due to the evolution of the strategy, as precious metals are now part of the investable universe as of April 1, 2008.

4.)
From inception through March 31, 2008, the composite returns are compared to the S&P 500 GICS Energy Sector, the volatility and holdings of which may be materially different from that of the composite. The S&P 500 GICS Energy Sector is widely used as the representative benchmark for energy strategies. The S&P 500 GICS Energy Sector is a subset of the S&P 500 and represents only those companies that meet S&P’s definition of energy companies. For period April 1, 2008 through December 31, 2008, a static blended benchmark which consists of 80% the aforementioned S&P 500 GICS Energy Sector, and 20% the Philadelphia Stock Exchange Gold and Silver Index (XAU), is used. The XAU is a capitalization-weighted index which includes leading companies involved in the mining of gold and silver. For periods after January 1, 2009, the portfolio became more balanced between energy and materials (including precious metals). As such, the benchmark was changed to the S&P North American Natural Resources Sector Index, a market-weighted index that includes energy, materials, and precious metals. The changes in benchmark coincide with an evolution of the strategy to include precious metals.

5.)	Valuations are computed and performance is reported in U.S. dollars.

6.)	Composite returns are calculated using the aggregate method. This methodology has been applied consistently for all periods. Other methods may produce different results.

7.)
Composite returns are presented gross and net. Gross returns are net of transaction fees and other expenses that may be incurred in the management of the account but gross of all investment management fees. Net returns are net of all investment management fees, transaction fees, and other expenses and include the reinvestment of all dividends and income. Net of fee performance was calculated using the highest management fee known, which at this time is the 2% flat fee, which is stated below. Performance fees for clients that opt for this fee structure are accrued on a quarterly basis. Final allocations for the performance fee will be calculated once per year. LCM’s clients have a choice between a flat fee or a performance based fee:

•	Flat fee of 2% on all assets

•	Flat fee of 1% on all assets plus a performance fee of 20% above a high water mark

8.)	Quarterly and annual rates of return for the portfolio are computed by compounding the monthly rates of return over the applicable number of months.

9.)	Total PREP Assets refers to all assets in the PREP strategy, including those which fall below the composite inclusion minimum of $100,000. This figure is provided for comparison purposes.

10.)	LCM utilizes neither leverage nor derivative instruments as a material component of its investment strategies.

11.)	Composite dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

12.)	Performance periods of less then 12 months are not annualized. 2005 results are for the period Aug. 1, 2005 through Dec. 31, 2005. 2011 results are for the period Jan. 1, 2011 through March 31, 2011.

13.)
LCM defines a significant cash flow as an external flow of cash or securities (capital additions or withdrawals) that is client initiated. An external flow of at least 10% of the portfolio market value is considered significant.

14.)	The 3-year annualized standard deviation measures variability of the (gross) composite and the benchmark returns over the preceding 36-month period.

15.)	Actual performance of client accounts may differ substantially.

16.)	Past performance is not indicative of future results.
Index returns shown in the performance comparisons where provided by Standard & Poor's and Bloomberg. All of this information comes from sources believed by LCM to be reliable. LCM, however, cannot guarantee the accuracy of the comparative returns and therefore shall not be held liable for inaccurate information obtained from data providers.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect.  The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose.  The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information.  The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds.  Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

           Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

Annual and Semi-Annual Reports:  While the Prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports also may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected each Fund performance during the reporting period.

Statement of Additional Information (SAI):  The SAI supplements the Prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports, by contacting Shareholder Services at (866) 400-5332. You may also request other information about the Funds and make shareholder inquiries.  Alternatively, the Funds’ SAI and Annual and Semi-Annual Reports to Shareholders also will be made available, free of charge, at the Funds’ website at www.leebfunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

LEEB FUNDS

LEEB FOCUS FUND (LCMFX)
LEEB RESOURCES FUND (LCMRX)
Each a Series of Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2011

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus of the Leeb Funds dated June 30, 2011.  This SAI incorporates by reference the Focus Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2010 (“Annual Report”).  A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (866) 400-5332.

DESCRIPTION OF THE TRUST AND FUND S
The Leeb Focus Fund (the “Focus Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006.  The Leeb Resources Fund (the “Resources Fund”) was organized as a non-diversified series of the Trust on February 7, 2011.   The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  Each Fund is one of a series of funds currently authorized by the Trustees.  The Trust’s registration statement with respect to the Focus Fund was declared effective by the Securities and Exchange Commission (“SEC”) on November 21, 2006, and the Focus Fund commenced investment operations on December 26, 2006.  The Funds’ investment adviser is Leeb Capital Management, Inc. (the “Adviser”).

The Funds do not issue share certificates.  All shares are held in non-certificate form registered on the books of the Funds and the Funds’ transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share and is entitled to such dividends and distributions out of income belonging to that series as are declared by the Trustees.  Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected.  All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  A Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but a Fund will not be required to obtain shareholder approval prior to such liquidation.  An involuntary liquidation will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus.  For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Funds may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders.  Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on each Fund’s behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.  The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.  The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Funds’ annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

A.           Common Stock and Common Stock Equivalents.  Equity securities in which the Funds may invest include common stock and common stock equivalents (such as rights and warrants, and convertible securities).  Common stock represents an ownership interest in a company.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time.  A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date.  In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.  The prices of common stock and equivalents fluctuate based on, among other things, events specific to their issues and market place, economic and other conditions.

B.           Investment Company Securities. The Funds may invest in other investment companies, such as money market funds, open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity or debt securities or commodities.   The Funds may invest in inverse ETFs, including leveraged ETFs.  Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

When a Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, a Fund will incur higher expenses, many of which may be duplicative. In addition, a Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Funds are independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds.  A Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the underlying fund.  Because the Funds are not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. Shareholders may also incur increased transaction costs as a result of the high portfolio turnover rates in the underlying funds.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs.  To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds.  The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.  This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques.  The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

To the extent that a Fund invests in ETFs that invest in commodities, it will be subject to additional risks.  Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver.  The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity.  The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds.  Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

To the extent a Fund invests in a sector ETF, the Fund will be subject to the risks associated with that sector.  A Fund may invest in new exchange-traded shares as they become available. Closed-end funds in which a Fund invests may be subject to additional risk. There generally is less public information available about closed-end funds than mutual funds. In addition, the market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value.

C.           Foreign Securities.  The Funds may invest in foreign securities, directly or indirectly by purchasing depository receipts such as American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and similar instruments.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs are foreign receipts evidencing a similar arrangement.  For purposes of a Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments.  For example, an ADR or GDR representing ownership of common stock will be treated as common stock.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in equity securities of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales.  GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depository receipt facilities may be established as either “unsponsored” or “sponsored”.  While depository receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depository receipt holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored depository receipts generally bear all the costs of such facility.  The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository.  The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository); although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

In addition to ADRs, the Funds may purchase other foreign securities denominated in U.S. dollars and that trade on domestic stock exchanges.  As with ADRs, the purchase of dollar-denominated foreign securities will not eliminate all of the risks associated with investments in the securities of foreign issuers.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.

Investing in foreign securities also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on a Fund’s share price.

D.           Convertible Securities. The Funds may invest in convertible securities (i.e., convertible into shares of common stock).  Types of convertible securities include convertible bonds, convertible preferred stocks, exchangeable bonds, and warrants.  Convertible securities combine the benefits of higher and more stable income than the underlying common stock generally provides, with the potential of profiting from an appreciation in the value of the underlying security.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, the investor may benefit from the increase in the market price of the underlying common stock.  Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion features and may decrease in value when interest rates rise.  Convertible securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

E.           Master Limited Partnership (“MLP”) Interests.  The Resources Fund may invest in units or other interests issued by MLPs, limited liability companies taxed as MLPs, investments that offer economic exposure to public MLPs in the form of securities of entities holding primarily general partner or managing member interests in MLPs, and securities that are derivatives of MLP interests, such as exchange-traded shares and other derivative securities that have economic characteristics of MLP securities, each of which are listed and traded on U.S. securities exchanges (collectively referred to as “MLP Interests”).  MLPs generally have two classes of owners, the general partner and limited partners.  The MLP’s general partner typically owns a majority stake in the MLP and controls its management and operations.  Limited partners have a very limited role (if any) in the MLP’s operations and management.  The value of the Resources Fund’s investment in MLP Interests may fluctuate based on prevailing market conditions and the success of the MLP.  Risks associated with MLP investments include the fact that the success of an MLP typically is dependent upon its specialized management skills.  In addition, the risks related to a particular MLP investment by the Resources Fund will vary depending on the underlying industries represented in the MLP’s portfolio.  For example, the success of an  MLP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile.  Moreover, the underlying oil and gas reserves attributable to such MLP may be depleted.  Unlike ownership of common stock of a corporation, the Resources Fund would have limited voting rights and have no ability annually to elect directors in connection with its MLP Interests.
MLPs are generally treated as partnerships for federal income tax purposes.  To qualify as such, a MLP must receive at least 90% of its income from qualifying sources.  These qualifying sources generally include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.  As a limited partner, the Resources Fund generally will be required to include its allocable share of the MLP’s net income in its taxable income, regardless of whether the MLP actually distributes cash to the Resources Fund.  The recognition of taxable income by the Resources Fund from an investment in a MLP without the receipt of cash distributions could adversely affect the Resources Fund’s ability to make distributions.  In addition, although generally treated as partnership, there is a risk that a MLP could be re-classified by the Internal Revenue Service as a corporation for federal income tax purposes, as a result of a change in the tax laws or other laws relating to a particular MLP’s business or industry.  Such re-classification would have the effect of reducing the amount of cash available for distribution by the MLP, and causing any such distributions received by the Resources Fund to be taxed as dividend income.  Thus, if any of the MLPs owned by the Resources Fund are treated as corporations for tax purposes, the after-tax return to the Resources Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Resources Fund’s investment in the MLP.

F.           Income Trusts.  The Resources Fund may invest in income trusts, including business trusts and oil royalty trusts.  Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders.  The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions.  These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date.  These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Business Trusts.  A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors.  It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future.  Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities.  One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing.  Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability.  Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Oil Royalty Trusts.  A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital.  The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders.  Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Resources Fund may invest in oil royalty trusts that are traded on the stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies.  Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions).  As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.  Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation.  However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices.  Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions.  A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts.  Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector.   In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values.  Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future.  The Adviser expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term.  However, there is no guarantee that these prices will not decline.  Declining crude oil prices may cause the Resources Fund to incur losses on its investments.  In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability.  Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago.  Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When the Resources Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described above.

G.           Real Estate Investment Trusts (REITs). The Focus Fund may invest in real estate investment trusts (“REITs”).  A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate.  Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income.  Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value.  Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans.  Hybrid REITs generally invest in both real property and mortgages.  REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.  Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified.  These characteristics subject REITs to the risks associated with financing a limited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

H.           Zero Coupon Bonds. The Funds may invest in zero coupon bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its assets to generate sufficient cash to satisfy certain income distribution requirements. These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Funds can record their beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

I.           U.S. Government Obligations - The Funds may invest in U.S. government obligations.  Such obligations include Treasury bills, Treasury Inflation-Protected Securities (TIPS), certificates of indebtedness, notes and bonds, and issues of other governmental entities. These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.  TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation.  The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”).  If the CPI goes up by half a percent the value of the bond would go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

J.           Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days generally are deemed illiquid and, therefore, subject to the limitation on illiquid investments (see “Investment Limitations” below).

K.           Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

L.           Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by Huntington Bank, N.A., (the “Custodian”) or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended, (the “1940 Act”).

M.           Reverse Repurchase Agreements. The Focus Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Focus Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Focus Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Focus Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Focus Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Focus Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

N.           Exchange-Traded Notes. The Funds may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged.

O.           Commodity-Related Securities. The Funds will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-related ETFs.  In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices.  Therefore, these securities are “commodity-linked” or “commodity-related.”  Also, the Fund, or the commodity-related ETFs in which the Fund invests, may hold derivative instruments such as debt securities, sometimes referred to as commodity-linked structured notes, the principal and/or coupon payments of which are linked to the value of an individual commodity, or the performance of commodity indices.  At the maturity of the commodity-linked structured notes, the ETF and the Fund, directly or through its investment in the ETF, may receive more or less principal than it originally invested.  To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks.  For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity.  The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds.  Commodity-related ETFs may use derivative instruments, such as futures, options, swaps and structured notes, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

P.             Foreign Currency Transactions.  The Funds may invest in underlying funds that conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. Underlying funds may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract, or to hedge against risks arising from securities that the underlying fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. At or before settlement of a forward currency contract, an underlying fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the underlying fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the underlying fund into the currency.

Foreign currency transactions involve certain costs and risks. For example, an underlying fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the adviser to the underlying fund is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for an underlying fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the underlying fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. Underlying funds may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the underlying fund holds in its portfolio or which it intends to purchase.

Q.           Strategic Transactions and Derivatives.

The Resources Fund may engage in Strategic Transactions, including derivative contracts, which have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to the Resources Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Resources Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of options transactions entails certain other risks.  In particular, options markets may not be liquid in all circumstances.  As a result, in certain markets, the Resources Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Risk of loss on options is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.           Options on Securities Indices. The Resources Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.           General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of the Resources Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price.  For instance, the Resources Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Resources Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The Resources Fund’s purchase of a call option on a security, financial index or other instrument might be intended to protect the Resources Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  The Resources Fund is authorized to purchase and sell exchange listed options.  However, the Resources Fund may not purchase or sell OTC options, which are considered illiquid by the Securities and Exchange Commission (“SEC”) staff.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Resources Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Resources Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income.  The sale of put options can also provide income.

The Resources Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices.  All calls sold by the Fund must be “covered” (i.e., the Resources Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Resources Fund will receive the option premium to help protect it against loss, a call sold by the Resources Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Resources Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices.  The Resources Fund will not sell put options if, as a result, more than 50% of the Resources Fund’s total assets would be required to be segregated to cover its potential obligations under such put options.  In selling put options, there is a risk that the Resources Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.           Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Resources Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument.  In general, either the full amount of any obligation by the Resources Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  By setting aside assets equal only to its net obligation under the cash-settled Strategic Transaction, the Resources Fund will have the ability to employ leverage to a greater extent that if the Resources Fund were required to segregate assets equal to the full notional value of such contracts. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by the Resources Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Resources Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Resources Fund requires the Resources Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement.  As a result, when the Resources Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Resources Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when the Resources Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Resources Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by the Resources Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Resources Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  The Resources Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, the Resources Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Resources Fund.  Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

R.             Publicly-Traded Partnership Interests .   The Funds may invest in units or other interests issued by limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (“PTP Interests”).  Publicly-traded limited partnerships (“PTPs”) generally have two classes of owners, the general partner and limited partners.  The general partner typically owns a majority stake in the PTP and controls its management and operations.  Limited partners have a very limited role (if any) in the PTP’s operations and management.   The value of a Fund’s investment in PTP Interests may fluctuate based on prevailing market conditions and the success of the PTP.  Risks associated with PTP investments include the fact that the success of an PTP typically is dependent upon its specialized management skills.  In addition, the risks related to a particular PTP investment by a Fund will vary depending on the underlying industries represented in the PTP’s portfolio.  For example, the success of a PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile.  Moreover, the underlying oil and gas reserves attributable to such PTP may be depleted.  Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment. Unlike ownership of common stock of a corporation, a Fund would have limited voting rights and have no ability annually to elect directors in connection with its PTP Interests.

PTP are generally treated as partnerships for federal income tax purposes .   To qualify as such, a PTP must receive at least 90% of its income from qualifying sources.  These qualifying sources generally include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.  As a limited partner, a Fund generally will be required to include its allocable share of the PTP’s net income in its taxable income, regardless of whether the PTP actually distributes cash to the Fund.  The recognition of taxable income by a Fund from an investment in a PTP without the receipt of cash distributions could adversely affect the Fund’s ability to meet its minimum distribution requirements.  In addition, although generally treated as partnership, there is a risk that a PTP could be re-classified by the Internal Revenue Service as a corporation for federal income tax purposes, as a result of a change in the tax laws or other laws relating to a particular PTP’s business or industry.  Such re-classification would have the effect of reducing the amount of cash available for distribution by the PTP, and causing any such distributions received by a Fund to be taxed as dividend income.  Thus, if any of the PTPs owned by a Fund are treated as corporations for tax purposes, the after-tax return to the Fund with respect to its investment in such PTPs would be materially reduced, which could cause a substantial decline in the value of the Fund’s investment in the PTP.

INVESTMENT LIMITATIONS

A.           Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Funds are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.  As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.           Borrowing Money.  Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.           Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.           Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.           Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude s Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans.  Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.           Industry Concentration.  The Resources Fund will concentrate its investments in natural resources companies included in the energy and basic materials sectors.  The Focus Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.           Fund Diversification.  With respect to 75% of its total assets, the Focus Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

             B.           Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.           Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.           Borrowing.  Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.           Illiquid Securities.  Each Fund will not purchase illiquid or restricted securities.

4.           Loans of Portfolio Securities.  Each Fund will not make loans of portfolio securities.

                              5.             SEC Name Rule . Under normal circumstances, the Resources Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of resource companies.  The Fund may meet its objective by directly investing in the applicable securities, or by investing in other investment companies (including exchange-traded funds) that invest primarily in such securities.   The Fund may not change this policy except upon at least 60 days prior written notice to shareholders.

THE INVESTMENT ADVISER

Leeb Capital Management, Inc., 8 West 40th Street, 19th Floor, New York, New York 10018, acts as investment adviser to the Funds, each pursuant to an investment advisory agreement ( “Advisory Agreement”) between the Trust and the Adviser.  Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreements, the Adviser provides each Fund with such investment advice and supervision as it deems necessary, subject to approval of the Board of Trustees. The Adviser also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities shall be purchased or sold by each Fund.

As compensation for its management services, the Adviser is entitled to receive an annual fee of 0.85% of the Focus Fund’s average daily net assets and 1.10% of the Resources Fund’s average daily net assets.   The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses, do not exceed 1.50% of the average daily net assets with respect to the Focus Fund and 1.75% with respect to the Resources Fund.  The contractual agreement with respect to each Fund is in place through June 30 , 2012.  Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation as stated above .

The following table describes the advisory fees paid to the Adviser by the Focus Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
November 30, 2010	$95,925	$116,7681	$0
November 30, 2009	$95,564	$117,2432	$0
November 30, 2008	$148,429	$110,5623	$37,867
1 Subject to reimbursement by the Fund through November 30, 2013.
2 Subject to reimbursement by the Fund through November 30, 2012.
3 Subject to reimbursement by the Fund through November 30, 2011.

A discussion of the factors that the Board of Trustees considered in approving the Focus Fund’s management agreement is contained in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2010.

The Advisory Agreement for each Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Adviser retains the right to use the name Leeb in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Trust’s right to use the name Leeb automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

About the Portfolio Managers

Dr. Stephen Leeb, Ms. Yevgeniya (Genia) Turanova, David Sandell, and Gregory Dorsey each provide portfolio management services to the Fund (collectively, the “Portfolio Managers”). All of the Adviser’s client accounts are managed by the Adviser’s Investment Committee as a team, and not by individual portfolio managers.  Dr. Leeb is the Chairman of the Investment Committee, and Ms. Turanova, Mr. Sandell, and Mr. Dorsey are members of the Investment Committee.  The following table shows the type and number of other accounts managed by the Adviser’s Investment Committee (not including the Funds) as of November 30, 2010.  Asset amounts are approximate and have been rounded.

Portfolio Managers	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Stephen Leeb Genia Turanova David Sandell Gregory Dorsey (as members of the Adviser’s Investment Committee)	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 219	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $102,985,000	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 7	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $1,143,000

Compensation.  The Adviser currently pays all Portfolio Managers a base salary as well as a discretionary bonus which is based on the overall profitability of the firm, determined on a pre-tax basis.  Salaries are not based on individual accounts’ performance. The Portfolio Managers are entitled to participate in a company-sponsored retirement plan commensurate with the other employees of the firm.

Potential Conflicts of Interest.  The Adviser (not the Portfolio Managers) receives a fee based on the performance of certain individual accounts that the Adviser manages using an investment strategy that is different from the Funds.  The performance fee is in addition to a fixed management fee that the Adviser receives for managing such funds’ portfolio.  In contrast, the fees paid by a Fund to the Adviser are not based on the performance results of the Fund.  The performance fees may create a potential conflict of interest by providing an incentive for the Adviser to allocate more volatile stocks with greater capital appreciation opportunity to these other accounts rather than to the Funds, although such risk is minimized as a result of the differing investment strategies between the Funds and the accounts subject to a performance fee.  In addition, the Adviser has adopted policies requiring fair and equitable allocation of appropriate investment opportunities among its client accounts in an attempt to mitigate the risk that Portfolio Managers may prefer one account over another.

The Portfolio Managers may be presented with potential or actual conflicts of interest as a result of their day-to-day management responsibilities with respect to other accounts managed by the Adviser.  For example, management of these other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Funds and such other accounts.  The Adviser continually seeks to manage such competing interests for the time and attention of the Portfolio Managers.  Because the Adviser employs the same “focused” investment strategy, which seeks primarily large cap stocks, on behalf of all of the Adviser’s clients, allocation of investment opportunities among accounts is not a material conflict that the Adviser believes is likely to arise in managing the Funds.

                        With respect to securities transactions for the Funds, the Adviser determines which broker to use to execute each Fund portfolio transaction consistent with its duty to seek best execution of the transaction. Whenever possible, the Adviser will combine orders for the purchase and sale of securities on behalf of the Funds with those of other accounts with respect to which the Adviser has full trading discretion. The Adviser seeks to improve the price, transaction costs, and other aspects of trade execution when orders in the same security are aggregated for multiple clients. The Adviser seeks to ensure fair and equitable treatment of each of its clients when aggregating and allocating client trades.

Securities Owned in the Fund by Portfolio Managers. As of November 30, 2010, the Portfolio Managers owned shares of the Funds in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Stephen Leeb	$500,001 - $1,000,000
Genia Turanova	None
David Sandell	$10,001 - $50,000
Gregory Dorsey	None

TRUSTEES AND OFFICERS

           GENERAL QUALIFICATIONS.  The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.  The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 63) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman-SMI Crankshaft LLC, an automotive and truck part supplier since July 2010; President and CEO of International Crankshaft Inc., an automotive equipment manufacturing company since 2004; Director, International Crankshaft, Inc. since 2004.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa (since 2008); Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*    The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** As of the date of this SAI, the Trust currently consists of 26 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February, 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, since July, 2008, Director of Trust Operations at Huntington National Bank from March, 2008 to February, 2010; Board Member of King Park Area Development Corporation since February, 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February, 2000 to March, 2008.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds since March 2010; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 44 ) Treasurer and Chief Financial Officer, June 2011 to present
Vice President , Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator , since September 2010; Treasurer of Huntington Funds since November 2010; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010 ; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007 .

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** As of the date of this SAI, the Trust consists of 26 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.  The Board has reviewed and approved this arrangement.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Board.  He previously served as trustee to three other registered investment companies.  In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing.  Mr. Little previously held NASD Series 6, 7, and 22 licenses.  Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary.  Prior to completing his education, Mr. Little served in the U.S. Marine Corps.  Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995.  He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board of Trustees.  He previously served as a trustee to three other registered investment companies and a variable insurance trust.  In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations.  Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts.  Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley.  Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002.  He has also served as trustee of three other registered investment companies.  From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company.  Since 2002, he has served as President and director of the company.  Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University.  He also received his registered Professional Engineer license.  Mr. Condon was selected as Trustee based on his over 20 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002.  He also has served as trustee of three other registered investment companies.  Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores.  Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company.  Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008.   He is a founder of a trust company that offers collective investment trust products to qualified plans.  Mr. Grant has over 25 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing.  Mr. Grant also has experience developing trust and plan accounting services for institutional investors.  He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his M.B.A. from Clark University.  Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007.   She has served as Executive Vice President of Huntington National Bank since December 2001.  She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency.   Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an affiliate of the Trust’s administrator and distributor and also serves as custodian of certain series of the Trust.  Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds.  Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a bank which operated a collective investment trust.  This means that they are qualified to review annually each adviser’s qualifications, including the qualification of Leeb Capital Management, Inc. to serve as adviser to the Fund.  Ms. Kelly’s experience as an officer of the Trust’s custodial bank and former supervisor of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT.  As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee as described below:

•
The Audit Committee consists of Independent Trustees Messrs. Hippenstiel, Condon, Tritschler and Grant.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees.   The Audit Committee met four times during the year ended December 31, 2010.

•
The Pricing Committee is responsible for reviewing and approving fair valuation determinations.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  In addition to meetings to approve fair valuations, the Pricing Committee met four times during the year ended December 31, 2010.

•
The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts.  The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust's Administrator.  The Committee also conducts interviews of advisers and sub-advisers to the Trust.  The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum.  This Committee held four meetings during the year ended December 31, 2010.

Each Committee meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants.  The Committees report directly to the Board of Trustees.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics.  In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks.  He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers.  As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers.   Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings.  Trustees also participate in special meetings and conference calls as needed.  In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal.  Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)           Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)           Code of Ethics review
(3)           NAV Errors, if any
(4)           Distributor Compliance Reports
(5)           Timeliness of SEC Filings
(6)           Dividends and other Distributions
(7)           List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)           Review of 12b-1 Payments
(9)           Multiple Class Expense Reports
(10)         Anti-Money Laundering/Customer Identification Reports
(11)         Administrator and CCO Compliance Reports
(l2)          Market Timing Reports

The Board of Trustees has not adopted a formal diversity policy.  When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees conduct an assessment of the Board’s and their individual effectiveness in overseeing the Trust.  Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, 2010.

Trustee	Dollar Range of the Funds’ Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	$10,001 – $50,000
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$1 - $10,000
Nancy V. Kelly	None	None
* The Trust currently consists of 26 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each Fund on an individual basis and by the Trust on an aggregate basis.  Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust1
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,8462	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,8462	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,4623	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,4623	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,4623	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust1
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Brian L. Blomquist, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
Robert W. Silva , Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$6,0774	$0	$0	$158,0005
Tara Pierson, Secretary	$0	$0	$0	$0
1 The Trust currently consists of 26 series.
2 During the fiscal year ended November 30, 2010, each Trustee received a total of $1,812 from the Fund.
3 During the fiscal year ended November 30, 2010, each Trustee received a total of $1,434 from the Fund.
4 During the fiscal year ended November 30, 2010, the CCO received a total of $7,871 from the Fund.
5 This amount does not include the value of benefits provided to the CCO.  In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc.  These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.  The Trustees and officers of the Trust, as a group, own no shares of either Fund.  As of June 28 , 2011, the following persons were considered to be either a control person or principal shareholder of the Focus Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	52.62%	Record

PORTFOLIO TURNOVER

The Funds may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Each Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  For the fiscal year ended November 30, 2009, the Focus Fund’s portfolio turnover rate was 79.23%, and for the fiscal year ended November 30, 2010, the Focus Fund’s portfolio turnover rate was 70.04%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”).  The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Huntington Asset Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with a Fund. The Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.  For the fiscal year ended November 30, 2010, the Focus Fund directed the following Focus Fund brokerage transactions to brokers who provided research services to the Adviser:

Brokerage Transactions Directed	Brokerage Commissions Paid
$17,582,788	$16,302

To the extent that a Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.  In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The following table provides information regarding the amount of brokerage commissions paid by the Focus Fund for the periods indicated:

Fiscal Year Ended	Brokerage Commissions Paid
November 30, 2008	$36,723
November 30, 2009	$17,973
November 30, 2010	$16,302

The Trust, the Adviser and the Funds’ Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940.  The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds.  You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at (866) 400-5332.  You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  A Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

           Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  A Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time.  This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Funds, the Adviser, nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

           Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. A Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Funds’ Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests.  As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees.

The Adviser has adopted its Proxy Voting Policies and Procedures which underscore the Adviser’s concern that all proxy voting decisions be made in the best interests of a Fund and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund. It is the policy of the Adviser to vote Fund proxies in the interest of maximizing shareholder value.  To that end, the Adviser casts each vote on each Fund’s behalf on a case-by-case basis, taking into consideration the Adviser’s contractual obligations under the Management Agreement, and other relevant facts and circumstances at the time of the vote.  Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.  The responsibility for administering and overseeing the Adviser’s proxy voting process lies with the Chief Compliance Officer (“CCO”) and President of the Adviser.  The Adviser’s assistant portfolio managers are responsible for voting and recording proxy votes.

Conflict of Interest.  The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and a Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.  The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

Review. The Adviser’s CCO or designee will review the Adviser’s Proxy Policies and update them as necessary.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (866) 400-5332 or by writing to Huntington Asset Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN  46208, Attn:  Unified Series Trust Chief Compliance Officer.  A copy of the policies will be mailed to you within three days of receipt of your request.  You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov.  A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX.  Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of each Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value.  The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading.  The NYSE is closed on Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees.  The Funds’ Administrator  maintains a pricing review committee which consults with a member of the Board of Trustees’ Pricing Committee when reviewing fair value prices (if any) provided by the Adviser.  Fair valued securities held by a Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Each Fund’s net asset value per share is computed  by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash.  However, if the amount being redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

Each Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year.  There can be no assurance that they actually will so qualify.  If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders.  This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and 98% (98.2% for calendar years beginning on or after January 1, 2011) of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax.  The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year.  If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•
Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•
Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if a Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, if a Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If a Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), a Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, a Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met.  However, in all events, such tax will not be less than $50,000.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  In the case of the Focus Fund, net capital losses incurred in taxable years of such Fund on or before November 30, 2010,  generally may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2010, the Focus Fund had available capital loss carryforwards of $3,552,523, which expire as follows:

Amount	Expires November 30,
$274,113	2016
$3,278,410	2017

Capital losses, if any, incurred by the Resources Fund (and in the case of the Focus Fund in taxable years of such Fund beginning December 1, 2011) will have an indefinite carryover period pursuant to the provisions of the Modernization Act.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary.  Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions.  Generally, a Fund’s distributions are taxable to you in the year you received them.  However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared.  Investors should be careful to consider the tax consequences of buying shares shortly before a distribution.  The price of shares purchased at that time may reflect the amount of the anticipated distribution.  However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning.  Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of each Fund’s investments.  The Custodian acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management.  The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Huntington Asset Services, Inc. (“Huntington”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor.  Huntington and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares, Inc.

For its custodial services, the Custodian receives a monthly fee from each Fund based on the market value of the assets under custody.  The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million.  The Custodian also receives various transaction-based fees.  The fees paid to the Custodian by the Funds are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Huntington Asset Services, Inc. (“Huntington”), 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208, acts as the Funds’ transfer agent, fund accountant, and administrator.  Huntington is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Custodian and the Distributor.  Certain officers of the Trust also are officers of Huntington.

Huntington maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, act as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions.  For its services as a transfer agent, Huntington receives a monthly fee of $1.40 per shareholder account (subject to a minimum monthly fee of $1,500).

In addition, Huntington provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  For its services as fund accountant, Huntington receives a monthly fee from each Fund equal to an annual rate of 0.04% of Fund’s average daily net assets up to $100 million; 0.02% of the Fund’s average daily net assets from $100 million to $250 million; and 0.01% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,083).

Huntington also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  For these services, Huntington receives a monthly fee from each Fund equal to an annual rate of 0.09% of the Fund’s average daily net assets up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.03% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,500).  Huntington also receives a compliance program services fee of $800 per month from each Fund.

           The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Focus Fund during the periods indicated.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
November 30, 2008	$73,118	$26,248	$32,160
November 30, 2009	$46,822	$25,000	$31,339
November 30, 2010	$44,715	$24,999	$33,583

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Pkway, Suite 1100, Westlake, OH 44145 has been selected as Independent Registered Public Accounting Firm for the Funds for the fiscal year ending November 30, 2011.   Cohen Fund Audit Services, Ltd. will perform an annual audit of the Funds’ financial statements and will provide financial, tax and accounting consulting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Funds.  Certain officers of the Trust are also officers of the Distributor, and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Huntington, are wholly-owned subsidiaries of Huntington Bancshares.  As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in the Statement of Additional Information with respect to the Focus Fund are incorporated herein by reference to the Focus Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2010.  You can obtain the Annual Report without charge by calling Shareholder Services at (866) 400-5332 or upon written request.

PART C. OTHER INFORMATION

Item 27.                   (a)                      Financial Statements included in Part A: Financial Highlights Table for the Leeb Focus Fund.

        (b)                      Financial Statements included in Part B: Audited Financial Statements for the Leeb Focus Fund.

Item 28.   Exhibits

(a)	(i)
Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)
First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)
Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)
Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(v)	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(vi)	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

(vii)	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

(viii)	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(ix)	Amendment No. 9 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(x)
Amendment No. 10 to Agreement and Declaration of Trust as filed with the State of Ohio on November 12, 2008– Filed with Registrant’s registration statement on Form N-1A dated November 28, 2008 and incorporated herein by reference.

(xi)
Amendment No. 11 to Agreement and Declaration of Trust as filed with the State of Ohio on February 13, 2009 – Filed with Registrant’s registration statement on Form N-1A dated March 2, 2009 and incorporated herein by reference.

(xii)
Amendment No. 12 to Agreement and Declaration of Trust as filed with the State of Ohio on August 11, 2009 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

(xiii)
Amendment No. 13 to Agreement and Declaration of Trust as filed with the State of Ohio on October 20, 2010 – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2010 and incorporated herein by reference.

(xiv)
Amendment No. 14 to Agreement and Declaration of Trust as filed with the State of Ohio on November 23, 2010 – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2010 and incorporated herein by reference.

(xv)
Amendment No. 15 to Agreement and Declaration of Trust as filed with the State of Ohio on April 5, 2011  – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2011 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.	(a)
Copy of  Registrant’s Amended and Restated Management Agreement with Spectrum Advisory Services,  Inc. (“Spectrum”) with regard to the Marathon Value Portfolio – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2010 and incorporated herein by reference.

(b)
Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Portfolio for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

2.	(a)
Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

(b)
Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

3.	(a)
Copy of Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

(b)
Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

4.
Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

5.
Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Dividend Growth Fund (formerly known as the Strategic Allocation Fund) approved June 6, 2004  – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

6.
Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

7.	(a)
Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005  – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund’s 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

8.	(a)
Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund’s 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

9.
Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

10.	(a)
Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 6, 2005 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

11.	(a)
Copy of Registrant’s Amended Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2010 and incorporated herein by reference.

12.	(a)
Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

13.	(a)
Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)	Copy of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the period ended June 30, 2012– Filed herewith.

14.	(a)
Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for period ending February 29, 2012 – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

15.	(a)
Copy of Registrant’s Management Agreement with Symons Capital  Management, Inc. with regard to the Symons Capital Appreciation Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Capital Appreciation Institutional Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2010 and incorporated herein by reference.

16.	(a)
Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2010 and incorporated herein by reference.

17.	(a)
Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund’s 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2011 and incorporated herein by reference.

18.	(a)
Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund’s 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2011 and incorporated herein by reference.

19.
Copy of Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

20.	(a)
Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Capital Appreciation Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2010 and incorporated herein by reference.

(c)
Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

21.	(a)
Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund for the 2011 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated March 29, 2011 and incorporated herein by reference.

22.	(a)
Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)
Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1a dated April 29, 2011 and incorporated herein by reference.

(c)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Ltd. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(e)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Victory Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2011 and incorporated herein by reference.

(f)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2011 and incorporated herein by reference.

23.	(a)
Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)
Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2011 and incorporated herein by reference.

(c)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

24.	(a)
Copy of Registrant’s Management Agreement with Symons Capital  Management, Inc. with regard to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund for the 2011 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated March 30, 2010 and incorporated herein by reference.

25.	(a)
Copy of Registrant’s Management Agreement with Jones Asset Management, LLC with regard to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

(b)
Form of Side Letter Agreement with Jones Villalta Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Jones Villalta Opportunity Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

26.	(a)
Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated December 23, 2010 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Balanced Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 23, 2010 and incorporated herein by reference.

(c)
Copy of Subadvisory Agreement between SMI Advisory Services, LLC and Reams Asset Management Co., LLC with regard to the Sound Mind Investing Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated December 23, 2010 and incorporated herein by reference.

27.	(a)
Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to the Leeb Resources Fund – Filed with Registrant’s registration statement on Form N-1A dated April 8, 2011 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Resources Fund for the period ended June 30, 2012 – Filed herewith.

(e)	(1)	Underwriting Contracts.

(a)
Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(b)
Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

(2)
Underwriting Contracts.  Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)
Underwriting Contracts.  Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)
Underwriting Contracts.  Copy of Distribution Agreement among Registrant, IMS Capital Management, Inc. and Foreside Distribution Services, L.P., dated July 1, 2008 - Filed with Registrant’s registration statement on Form N-1A dated April 30, 2009 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)
Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)	(a)
Custodian Agreement.  Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)
Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)	(1)	(a)
Other Material Contracts.  Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(b)
Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(c)
Registrant’s Investor Class Administration Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(d)
Registrant’s Retail Class Administrative Services Plan for the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(e)
Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund - Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

(f)	Registrant’s Retail Class Administrative Services Plan for the Becker Value Equity Fund – To be filed.

(i)
Legal Opinion and Consent – Legal opinion was filed with Registrant’s registration statement on Form N-1A dated April 8, 2011 and is incorporated herein by reference.  The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions –

(1)	Consent of independent registered public accounting firm to the use of audited financial statements for the Leeb Focus Fund is filed herewith.

(2)	Consent of ACA Beacon Verification to the use of the verified prior performance information of Leeb Capital Management, Inc. in connection with the Leeb Resources Fund is filed herewith.

(k)           Omitted Financial Statements – None.

(l)
Initial Capital Agreements.  Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	(1)	Copy of Revised Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

(2)	Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(4)
Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(6)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(7)
Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(8)
Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(9)
Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(10)
Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(11)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(12)
Copy of Rule 12b-1 Distribution Plan with respect to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

(13)
Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(n)	(1)	Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(4)	Copy of Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

(5)	Copy of Rule 18f-3 Plan for the Becker Value Equity Fund – To be filed.

                      (o)                    Reserved.

(p)	(1)	Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on June 20, 2007 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)
Code of Ethics adopted by Unified Financial Securities, Inc., as distributor to Registrant – Filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

(q)	(1)	Registrant’s Revised Proxy Voting Policy – Filed herewith.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)
Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)
Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(5)
Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(6)
Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(7)
Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(8)
Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(9)
Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(10)
Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(11)
Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(12)
Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(13)	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

(14)
Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(15)
Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(16)
Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Ltd. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(17)
Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(18)
Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund and 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(19)
Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(20)
Proxy Voting Policy and Procedures adopted by Jones Villalta Asset Management, LLC as adviser to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

(21)
Proxy Voting Policy and Procedures adopted by Victory Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2011 and incorporated herein by reference.

Item 29.                      Persons Controlled by or Under Common Control with Registrant

The controlling shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc.  Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

 Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 30.                      Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc.  Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 31.                      Business and Other Connections of the Investment Advisers

1.
Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Capital Appreciation Fund.  Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Capital Appreciation Fund, each is a managing member of Bastiat.  Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

2.
Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund, a series of the Trust.  Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker.  Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

3.
Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust.  John H. Crawford III serves as President and Chief Investment Officer of Crawford.  Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

4.
Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds.  Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers.  Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

5.
Dean Capital Management, LLC (“DCM”), serves as sub-advisor to the Dean Funds.  Douglas Leach is an executive officer.  Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

6.
Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust.  Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI.  Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

7.
IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Dividend Growth Fund and IMS Strategic Income Fund, each a series of the Trust.  Mr. Carl W. Marker serves as Chairman and President of IMS.  Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

8.
Iron Financial, LLC serves as investment advisor to the Iron Strategic Income Fund.  Mr. Aaron Izenstark is the President and Mr. Richard Lakin is the Chief Compliance Officer of Iron Financial.  Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

9.
Jones Villalta Asset Management, LLC (“JVAM”), serves as investment advisor to the Jones Villalta Opportunity Fund.  Stephen M. Jones and Thomas E. Villalta are executive officers.  Further information about JVAM can be obtained from its Form ADV Part I available on the IAPD.

10.
Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund and the Leeb Resources Fund.  Steven L. Leeb is the Chief Executive Officer, and Patrick DeSouza and Donna A. Leeb are executive officers.  Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

11.
Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Capital Appreciation Fund.  Mr. Clifford R. Morris is a managing member of Mirzam.  Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

12.
Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund.  Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable, William A. Pekin, Adam Strauss, Joshua Strauss, and William Schmidle all are executive officers.  Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

13.
SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Balanced Fund, each a series of Registrant.  Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI.  Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

14.
Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust.  Mr. Marc Heilweil serves as President of Spectrum.  Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

15.
Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Value Institutional Fund, Symons Capital Appreciation Institutional Fund, and Symons Small Cap Institutional Fund, each a series of the Trust.  Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer.  Christopher Rickard, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons.  Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

16.
The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund.  Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt.  David Sheer and Steven Weiss are executive officers.  Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

17.
Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund.  Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador.  Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

18.
Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds.  Judson T. Bergman is the Chairman and CEO of Envestnet.  Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

19.
London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund.  Mr. Stephen M. Goddard is the President of London Company.  Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

20.
Pictet Asset Management, Ltd. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund.  Renaud Deplanta is the CEO and Richard Heelis is the CIO of Pictet.  Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

21.
SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund.  Jeffrey Cummer is the President and a director of SMH Capital.  Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

22.
Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund and the 3 to 1 Diversified Equity Fund.  Robert J. Blanding is the CEO of Loomis Sayles.  Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

23.
SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund.  Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC.  Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD

24.
Reams Asset Management Company, LLC (“Reams”) serves as sub-adviser to the Sound Mind Investing Balanced Fund. David McKinney is the President of Reams. Further information about Reams can be obtained from its Form ADV Part I available on the IAPD.

25.
Victory Capital Management, Inc. (“Victory”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund.  Mr. Robert L. Wagner is the President and CEO of Victory.  Further information about Victory can be obtained from its Form ADV Part I available on the IAPD.

Item 32.	Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust.

(a)
Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, The Appleton Funds, Dividend Growth Trust, Dreman Contrarian Funds, Hirtle Callaghan Trust, Huntington Funds, James Advantage Funds, Valued Advisers Trust, Grand Prix Investors Trust.

(b)	The directors and officers of Unified Financial Securities, Inc. are as follows:

Name	Title	Position with Trust
Daniel B. Benhase*	Director	None
Melissa K. Gallagher**	President and Treasurer	None
John C. Swhear**	Chief Compliance Officer	Sr. Vice President
Edward J. Kane*	Vice President	None
A. Dawn Story*	Vice President	None
Anna Maria Spurgin**	Assistant Vice President	None
Varanont O. Ruchira**	Assistant Vice President	None
Karyn E. Cunningham**	Controller	None
Richard A. Cheap*	Secretary	None
Larry D. Case*	Assistant Secretary	None
*The principal business address of these individuals is 41 S. High St. Columbus, OH 43215.
**The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

(c)	Not applicable.

Item 33.                      Location of Accounts and Records

Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Will maintain  physical  possession of the accounts,  books, and other documents  required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank
41 South High Street
Columbus, Ohio 43215

U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Foreside Distribution Services, L.P.
100 Summer Street, Suite 1500
Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Bastiat Capital, LLC
Granite Parkway, Suite 200
Plano, TX, 75024

Becker Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204

Crawford Investment Counsel, Inc.
600 Galleria Parkway NW
Suite 1650
Atlanta, GA 30339

Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, OH 45431

Dean Capital Management, LLC
7450 West 130th Street, Suite 150
Overland Park, KS 66213

Envestnet Asset Management, Inc.
35 East Wacker Drive, 16th Floor
Chicago, Illinois 60601

Financial Counselors, Inc.
442 West 47th Street
Kansas City, Missouri 63112

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, Oregon 97266

Iron Financial, LLC
630 Dundee Rd.
Suite 200
Northbrook, IL 60062

Jones Villalta Asset Management, LLC
805 Las Cimas Parkway
Suite 125
Austin, TX 78746

Leeb Capital Management, Inc.
500 Fifth Avenue, 57th Floor
New York, NY 10110

Loomis, Sayles & Company, LP,
One Financial Center
Boston, Massachusetts 02111

London Company of Virginia
1801 Bayberry Court, Suite 301
Richmond, Virginia  23226

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL, 33469

Pekin Singer Strauss Asset Management, Inc.
21 S. Clark Street, Suite 3325
Chicago, IL 60603

Pictet Asset Management, Ltd.
25 Old Broad Street
Tower 42, Level 37
London, EC2N 1HQ

Reams Asset Management Co., LLC
227 Washington St.
Columbus, IN 47202

SMI Advisory Services, LLC
11135 Baker Hollow Rd.
Columbus, IN 47201

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group
317 Madison Ave., Suite 1004
New York, New York 10017

Toreador Research & Trading LLC
7493 North Ingram
Suite 104
Fresno, California  93711

SMH Capital Advisors, Inc.
600 Travis, Suite 3100
Houston, Texas 77002

Victory Capital Management, Inc.
127 Public Square, 20th Floor
Cleveland, Ohio 44114

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 34.                      Management Services

None.

Item 35.                      Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will,  unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 189 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on June 30, 2011.

UNIFIED SERIES TRUST

By: /s/Brian L. Blomquist ****
                                    Brian L. Blomquist, President
Attest:

By: /s/ Robert W. Silva*****
Robert W. Silva, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated by the consent of all of Registrant’s trustees.

Signature	Title	Date
/s/ Brian L. Blomquist ***** Brian L. Blomquist	President	June 30, 2011
/s/ Christopher E. Kashmerick **** Christopher E. Kashmerick	Treasurer and CFO	June 30, 2011
/s/ Daniel Condon * Daniel Condon	Trustee	June 30, 2011
/s/ Gary E. Hippenstiel * Gary E. Hippenstiel	Trustee	June 30, 2011
/s/ Stephen Little * Stephen Little	Trustee	June 30, 2011
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	June 30, 2011
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	June 30, 2011
/s/ Kenneth Grant *** Kenneth Grant	Trustee	June 30, 2011

*/**/***/****/*****/s/ Carol Highsmith
Carol Highsmith, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.
**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.
***Signed pursuant to a Power of Attorney dated June 19, 2008 and filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.
****Signed pursuant to a Power of Attorney dated March 18, 2011 and filed with Registrant’s registration statement on Form N-1A on March 29, 2011 and incorporated herein by reference.
*****Signed pursuant to a Power of Attorney dated June 24, 2011 and filed with Registrant’s registration statement on Form N-1A on June 24, 2011 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number                                Description

EX.99.d	(i)	Copy of Registrant’s Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the period ended June 30, 2012

(ii)	Copy of Registrant’s Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Resources Fund for the period ended June 30, 2012

EX.99.i	Consent of Legal Counsel

EX.99.j	(i)	Consent of Independent Auditors - Cohen Fund Audit Services, Ltd., with regard to the Leeb Focus Fund.

(ii)	Consent of ACA Beacon Verification to the use of the verified prior performance information of Leeb Capital Management, Inc. in connection with the Leeb Resources Fund.

EX.99.q	Registrant’s Revised Proxy Voting Policy